DAY RUNNER, INC.








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                          DAY RUNNER, INC. 401(k) PLAN



WHEREAS, Day Runner, Inc. (hereinafter referred to as the "Employer") heretofore adopted the Day Runner, Inc. 401(k) Plan (hereinafter referred to as the "Plan") for the benefit of its eligible Employees, effective as of January 1, 1991; and WHEREAS, the Employer reserved the right to amend the Plan; and

WHEREAS, the Employer heretofore amended the Plan from time to time and desires to further amend the Plan; and

WHEREAS, it is intended that the Plan is to continue to be a qualified plan under Section 401(a) of the Internal Revenue Code for the exclusive benefit of the Participants and their Beneficiaries;

NOW, THEREFORE, the Plan is hereby amended by restating the Plan in its entirety as follows:



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                                Table of Contents


ARTICLE ONE--DEFINITIONS
   1.1        Account
   1.2        Administrator
   1.3        Beneficiary
   1.4        Break in Service
   1.5        Code
   1.6        Compensation
   1.7        Disability
   1.8        Effective Date
   1.9        Employee
  1.10        Employer
  1.11        Employment Date
  1.12        Highly-Compensated Employee
  1.13        Hour of Service
  1.14        Leased Employee
  1.15        Nonhighly-Compensated Employee
  1.16        Normal Retirement Date
  1.17        Participant
  1.18        Plan
  1.19        Plan Year
  1.20        Trust
  1.21        Trustee
  1.22        Valuation Date
  1.23        Year of Service


ARTICLE TWO--SERVICE DEFINITIONS AND RULES
   2.1        Year of Service
   2.2        Break in Service
   2.3        Leave of Absence
   2.4        Rule of Parity on Return to Employment
   2.5        Service in Excluded Job Classifications or with Related Companies


ARTICLE THREE--PLAN PARTICIPATION
   3.1        Participation
   3.2        Re-employment of Former Participant
   3.3        Termination of Eligibility


ARTICLE FOUR--ELECTIVE DEFERRALS, EMPLOYER CONTRIBUTIONS,
                          ROLLOVERS AND TRANSFERS FROM OTHER PLANS
   4.1        Elective Deferrals
   4.2        Employer Contributions
   4.3        Rollovers and Transfers of Funds from Other Plans
   4.4        Timing of Contributions


ARTICLE FIVE--ACCOUNTING RULES
   5.1        Investment of Accounts and Accounting Rules
   5.2        Participants Omitted in Error


ARTICLE SIX--VESTING, RETIREMENT AND DISABILITY BENEFITS
   6.1        Vesting
   6.2        Forfeiture of Nonvested Balance
   6.3        Return to Employment Before Distribution of Vested Account Balance
   6.4        Normal Retirement
   6.5        Disability


ARTICLE  SEVEN--MANNER  AND TIME OF DISTRIBUTING  BENEFITS 7.1 Manner of Payment
   7.2 Time of Commencement of Benefit Payments 7.3 Furnishing Information 7.4 Amount of Death Benefit 7.5 Designation of Beneficiary 7.6 Distribution of Death Benefits 7.7 Eligible Rollover Distributions


ARTICLE EIGHT--LOANS AND IN-SERVICE WITHDRAWALS
   8.1        Loans
   8.2        Hardship Distributions
  8.3     Withdrawals of Rollover Contributions
  8.4     Withdrawals After Age 59 1/2


ARTICLE NINE--ADMINISTRATION OF THE PLAN
   9.1        Plan Administration
   9.2        Claims Procedure
   9.3        Trust Agreement


ARTICLE TEN--SPECIAL COMPLIANCE PROVISIONS
  10.1        Distribution of Excess Elective Deferrals
  10.2        Limitations on 401(k) Contributions
  10.3        Nondiscrimination Test for Employer Matching Contributions
  10.4        Limitation on the Multiple Use Alternative


ARTICLE ELEVEN--LIMITATION ON ANNUAL ADDITIONS
  11.1        Rules and Definitions


ARTICLE TWELVE--AMENDMENT AND TERMINATION
  12.1        Amendment
  12.2        Termination of the Plan


ARTICLE THIRTEEN--TOP-HEAVY PROVISIONS
  13.1        Applicability
  13.2        Definitions
  13.3 Allocation of Employer Contributions and Forfeitures for Top-Heavy Plan Year
  13.4        Vesting


ARTICLE FOURTEEN--MISCELLANEOUS PROVISIONS
  14.1        Plan Does Not Affect Employment
  14.2        Successor to the Employer
  14.3        Repayments to the Employer
  14.4        Benefits not Assignable
  14.5        Merger of Plans
  14.6        Investment Experience not a Forfeiture
  14.7        Distribution to Legally Incapacitated
  14.8        Construction
  14.9        Governing Documents
 14.10        Governing Law
 14.11        Headings
 14.12        Counterparts
 14.13        Location of Participant or Beneficiary Unknown



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                            ARTICLE ONE--DEFINITIONS


For purposes of the Plan, unless the context or an alternative definition specified within another Article provides otherwise, the following words and phrases shall have the definitions provided:


1.1 "ACCOUNT" shall mean the individual bookkeeping accounts maintained for a Participant under the Plan which shall record (a) the Participant's allocations of Employer contributions and forfeitures if applicable, (b) amounts of Compensation deferred to the Plan pursuant to the Participant's election, (c) any amounts transferred to this Plan under Section 4.3 from another qualified retirement plan, and (d) the allocation of Trust investment experience.


1.2 "ADMINISTRATOR" shall mean the Plan Administrator appointed from time to time in accordance with the provisions of Article Nine hereof.


1.3 "BENEFICIARY" shall mean any person, trust, organization, or estate entitled to receive payment under the terms of the Plan upon the death of a Participant.


1.4 "BREAK IN SERVICE" shall mean the twelve (12)-month computation period specified in Article Two.


1.5 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.


1.6 "COMPENSATION" shall mean the compensation paid to a Participant by the Employer for the Plan Year, but exclusive of stock options, expense allowances and reimbursements, any program of deferred compensation or additional benefits payable other than in cash and any compensation received prior to his becoming a Participant in the Plan. Compensation shall include any amounts deferred under a salary reduction agreement in accordance with Section 4.1 or under a Code
Section 125 plan maintained by the Employer.

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Secretary of the Treasury or his delegate for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA `93 annual compensation limit shall be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

Any reference in the Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA `93 annual compensation limit set forth in this provision.

If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period.

For purposes of determining who is a Highly-Compensated Employee, Compensation shall mean compensation as defined in Code Section 414(q)(4).


1.7 "DISABILITY." Disability shall mean a "permanent and total" disability incurred by a Participant while in the employ of the Employer. For this purpose, a permanent and total disability shall mean suffering from a physical or mental condition for which the Participant is eligible to receive benefits under the Employer's long-term disability insurance plan covering such Participant.


1.8 "EFFECTIVE DATE." The Plan's initial Effective Date is January 1, 1991. The Effective Date of this restated Plan, on and after which it supersedes the terms of the existing Plan document, is July 1, 1998 except where the provisions of the Plan shall otherwise specifically provide. The rights of any Participant who separated from the Employer's Service prior to this date shall be established under the terms of the Plan and Trust as in effect at the time of the Participant's separation from Service, unless the Participant subsequently returns to Service with the Employer. Rights of spouses and Beneficiaries of such Participants shall also be governed by those documents.


1.9 "EMPLOYEE" shall mean a common law employee of the Employer, who for the entire period of his employment, was also treated as a common law employee on the payroll records of the Employer.


1.10 "EMPLOYER" shall mean Day Runner, Inc. and any subsidiary or affiliate which is a member of its "related group" (as defined in Section 2.5) which has adopted the Plan (a "Participating Affiliate"), and shall include any successor(s) thereto which adopt this Plan. Any such subsidiary or affiliate of Day Runner, Inc. may adopt the Plan with the approval of its board of directors (or noncorporate counterpart) subject to the approval of Day Runner, Inc. The provisions of this Plan shall apply equally to each Participating Affiliate and its Employees except as specifically set forth in the Plan; provided, however, notwithstanding any other provision of this Plan, the amount and timing of contributions under Article 4 to be made by any Employer which is a Participating Affiliate shall be made subject to the approval of Day Runner, Inc. For purposes hereof, each Participating Affiliate shall be deemed to have appointed Day Runner, Inc. as its agent to act on its behalf in all matters relating to the administration, amendment, termination of the Plan and the investment of the assets of the Plan. For purposes of the Code and ERISA, the Plan as maintained by Day Runner, Inc. and the Participating Affiliates shall constitute a single plan rather than a separate plan of each Participating Affiliate. All assets in the Trust shall be available to pay benefits to all Participants and their Beneficiaries.


1.11 "EMPLOYMENT DATE" shall mean the first date as of which an Employee is credited with an Hour of Service, provided that, in the case of a Break in Service, the Employment Date shall be the first date thereafter as of which an Employee is credited with an Hour of Service.


1.12 "HIGHLY-COMPENSATED EMPLOYEE" shall mean any Employee of the Employer who:

      (a)     was a five  percent (5%) owner of the Employer (as defined in Code
              Section 416(i)(1)) during the "determination year" or "look-back year"; or

      (b) earned more than $80,000 (as increased by cost-of-living adjustments) of Compensation from the Employer during the "look-back year" and, if the Employer elects, was in the top twenty percent (20%) of Employees by Compensation for such year.

An Employee who separated from Service prior to the "determination year" shall be treated as a Highly-Compensated Employee for the "determination year" if such Employee was a Highly-Compensated Employee when such Employee separated from Service, or was a Highly-Compensated Employee at any time after attaining age fifty-five (55).

For purposes of this Section, the "determination year" shall be the Plan Year for which a determination is being made as to whether an Employee is a Highly-Compensated Employee. The "look-back year" shall be the twelve (12) month period immediately preceding the "determination year".


1.13 "HOUR OF SERVICE" shall mean:

(a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

(b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, involuntary military duty, or leave of absence. No more than five hundred and one (501) Hours of Service shall be credited under this subsection for any single continuous period during which no duties are performed (whether or not such period occurs in a single computation period). Hours under this subsection shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference; and
     (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

In crediting Hours of Service for Employees who are paid on an hourly basis, the "actual" method shall be utilized. For this purpose, the "actual" method shall mean the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer, subject to the limitations enumerated above. In crediting Hours of Service the "weeks of employment" method shall be utilized. Under this method, an Employee shall be credited with forty-five (45) Hours of Service for each week for which the Employee would be required to be credited with at least one
(1) Hour of Service pursuant to the provisions enumerated above.


1.14 "LEASED EMPLOYEE" shall mean any person who, pursuant to an agreement between the Employer and any other person or organization, has performed services for the Employer (determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one (1) year and where such services are performed under the primary direction and control of the Employer. A person shall not be considered a Leased Employee if the total number of Leased Employees does not exceed twenty percent (20%) of the Nonhighly-Compensated Employees employed by the Employer, and if any such person is covered by a money purchase pension plan providing (a) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 11.1(b)(2) of the Plan but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(g) or 403(b), (b) immediate participation, and (c) full and immediate vesting.


1.15 "NONHIGHLY-COMPENSATED EMPLOYEE" shall mean an Employee of the Employer who is not a Highly-Compensated Employee.


1.16 "NORMAL RETIREMENT DATE" shall mean a Participant's sixty-fifth (65th) birthday.


1.17 "PARTICIPANT" shall mean any Employee who has satisfied the eligibility requirements of Article Three and who is participating in the Plan.


1.18 "PLAN" shall mean the Day Runner, Inc. 401(k) Plan, as set forth herein and as may be amended from time to time. ----


1.19 "PLAN YEAR" shall mean the twelve (12)-consecutive month period beginning January 1 and ending December 31. ----

1.20 "TRUST" shall mean the Trust Agreement entered into between the Employer and the Trustee forming part of this Plan, together with any amendments thereto. "Trust Fund" shall mean any and all property held by the Trustee pursuant to the Trust Agreement, together with income therefrom.


1.21 "TRUSTEE" shall mean the Trustee or Trustees appointed by the Employer, and any successors thereto.


1.22 "VALUATION DATE" shall mean the date or dates established by the Administrator for the valuation of the assets of the Plan. In no event shall the assets of the Plan be valued less frequently than once each Plan Year.


1.24 "YEAR OF SERVICE" or "SERVICE" and the special rules with respect to crediting Service are in Article Two of the Plan.


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                   ARTICLE TWO--SERVICE DEFINITIONS AND RULES


Service is the period of employment credited under the Plan. Definitions and special rules related to Service are as follows:


2.1 YEAR OF SERVICE. An Employee shall be credited with a Year of Service for each Plan Year in which he is credited with at least one thousand (1,000) Hours of Service.


2.2 BREAK IN SERVICE. A Break in Service shall be a twelve (12)-month computation period (as used for measuring Years of Service) in which an Employee or Participant is not credited with at least five hundred and one (501) Hours of Service.


2.3 LEAVE OF ABSENCE. A Participant on an unpaid leave of absence pursuant to the Employer's normal personnel policies shall be credited with Hours of Service at his regularly-scheduled weekly rate while on such leave, provided the Employer acknowledges in writing that the leave is with its approval. These Hours of Service shall be credited only for purposes of determining if a Break in Service has occurred and, unless specified otherwise by the Employer in writing, shall not be credited for eligibility to participate in the Plan, vesting, or qualification to receive an allocation of Employer contributions and forfeitures. Hours of Service during a paid leave of absence shall be credited as provided in Section 1.13.

For any individual who is absent from work for any period by reason of the individual's pregnancy, birth of the individual's child, placement of a child with the individual in connection with the individual's adoption of the child, or by reason of the individual's caring for the child for a period beginning immediately following such birth or adoption, the Plan shall treat as Hours of Service, solely for determining if a Break in Service has occurred, the following Hours of Service:

      (a) the Hours of Service which otherwise normally would have been credited to such individual but for such absence; or

      (b) in any case where the Administrator is unable to determine the Hours of Service, on the basis of an assumed eight (8) hours per day.

In no event shall more than five hundred and one (501) of such hours be credited by reason of such period of absence. The Hours of Service shall be credited in the computation period (used for measuring Years of Service) which starts after the leave of absence begins. However, the Hours of Service shall instead be credited in the computation period in which the absence begins if it is necessary to credit the Hours of Service in that computation period to avoid the occurrence of a Break in Service.


2.4 RULE OF PARITY ON RETURN TO EMPLOYMENT. An Employee who returns to employment after a Break in Service shall retain credit for his pre-Break Years of Service, subject to the following rules:

      (a) If a Participant incurs five (5) or more consecutive Breaks in Service, any Years of Service performed thereafter shall not be used to increase the nonforfeitable interest in his Account accrued prior to such five (5) or more consecutive Breaks in Service.

      (b) If when a Participant incurred a Break in Service, he had not completed sufficient Years of Service to be credited with a vested benefit under the schedule set forth in Section 6.1, his pre-Break Years of Service shall be disregarded if his consecutive Breaks in Service equal or exceed five (5).


2.5  SERVICE IN EXCLUDED JOB CLASSIFICATIONS OR WITH RELATED COMPANIES.

(a) Service while a Member of an Ineligible Classification ofEmployees.An Employee who is a member of an ineligible classification of Employees shall not be eligible to participate in the Plan while a member of such ineligible classification. However, if any such Employee is transferred to an eligible classification, such Employee shall be credited with any prior periods of Service completed while a member of such an ineligible classification both for purposes of determining his Years of Service and his "Months of Service" under
Section 3.1. For this purpose, an Employee shall be considered a member of an ineligible classification of Employees for any period during which: (i) he is a Leased Employee; or (ii) he is employed in a job classification which is excluded from participating in the Plan under Section 3.1 below.

(b) Service with Related Group Members. For each Plan Year in which the Employer is a member of a "related group", as hereinafter defined, all Service of an Employee with any one or more members of such related group shall be treated as employment by the Employer for purposes of determining the Employee's Years of Service under Section 2.1 and his Months of Service under Section 3.1. The transfer of employment by any such Employee to another member of the related group shall not be deemed to constitute a retirement or other termination of employment by the Employee for purposes of the Plan, but the Employee shall be deemed to have continued in employment with the Employer for purposes hereof. For purposes of this subsection (b), "related group" shall mean the Employer and all corporations, trades or businesses (whether or not incorporated) which constitute a controlled group of corporations with the Employer, a group of trades or businesses under common control with the Employer, or an affiliated service group which includes the Employer, within the meaning of
     Section 414(b), Section 414(c), or Section 414(m), respectively, of the Code or any other entity required to be aggregated under Code Section 414(o).

(c) Construction. This Section is included in the Plan to comply with the Code provisions regarding the crediting of Service, and not to extend any additional rights to Employees in ineligible classifications other than as required by the Code and regulations thereunder.

                        ARTICLE THREE--PLAN PARTICIPATION


3.1 PARTICIPATION. All Employees participating in the Plan prior to the Plan's restatement shall continue to participate, subject to the terms hereof.

Each other Employee shall become a Participant under the Plan effective as of the January 1, April 1, July 1 or October 1 coincident with or next following the later of the Employee's completion of six (6) Months of Service and attainment of age twenty-one (21). For purposes of this Section 3.1, an Employee shall be credited with six (6) Months of Service for each six (6) month period commencing on his Employment Date and the six (6) month anniversaries of that date and ending on the date he separates from Service. Fractional periods of a month shall be expressed in terms of days, with thirty (30) days being equal to one (1) month.

In no event, however, shall any Employee participate under the Plan while: (i) he is included in a unit of Employees covered by a collective bargaining agreement between the Employer and the Employee representatives under which retirement benefits were the subject of good faith bargaining, unless the terms of such bargaining agreement expressly provides for inclusion in the Plan; (ii) he is employed on a "temporary basis", that is, hired for the duration of a particular project or projects; (iii) employed as a nonresident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code); or (iv) he is a Leased Employee.


3.2 RE-EMPLOYMENT OF FORMER PARTICIPANT. A Participant whose participation ceased because of termination of employment with the Employer shall participate as soon as administratively possible following his re-employment.


3.3 TERMINATION OF ELIGIBILITY. In the event a Participant is no longer a member of an eligible class of Employees and he becomes ineligible to participate, such Employee shall participate as soon as administratively possible following his return to an eligible class of Employees.

In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee shall participate as soon as administratively possible thereafter, if such Employee has satisfied the eligibility requirements of Section 3.1 and would have otherwise previously become a Participant.

            ARTICLE FOUR--ELECTIVE DEFERRALS, EMPLOYER CONTRIBUTIONS,
                    ROLLOVERS AND TRANSFERS FROM OTHER PLANS


4.1  ELECTIVE DEFERRALS.

(a) Elections. A Participant may elect to defer a portion of his Compensation for a Plan Year. The amount of a Participant's Compensation that is deferred in accordance with the Participant's election shall be withheld by the Employer from the Participant's Compensation. The amount deferred on behalf of each Participant shall be contributed by the Employer to the Plan and allocated to the Participant's Account.

(b) Changes in Election. A Participant may prospectively elect to change or revoke the amount (or percentage) of his elective deferrals during the Plan Year by filing a written election with the Employer, or via a telephone "voice response" or on-line access system designated by the Administrator, provided that a written confirmation is forwarded in response to such request.

(c) Limitations on Deferrals. No Participant shall defer an amount which exceeds $10,000 (or such amount as adjusted for cost-of-living increases under Section 402(g) of the Code) for any calendar year ending with or within the Plan Year.

(d) Administrative Rules. All elections made under this Section 4.1, including the amount and frequency of deferrals, shall be subject to the rules of the Administrator which shall be consistently applied and which may be changed from time to time.

4.2  EMPLOYER CONTRIBUTIONS.

(a) Employer Matching Contributions. For each Plan Year, the Employer may contribute to the Plan, on behalf of each Participant, a discretionary matching contribution equal to a percentage of the elective deferrals made by each such Participant. The amount, if any, of the Employer matching contribution for any Plan Year shall be made at the discretion of the board of directors of the Employer. The Employer's board of directors may also determine to suspend or reduce its contributions under this Section for any Plan Year or any portion thereof. Allocations under this Section shall be subject to the special rules of Section 13.3 in any Plan Year in which the Plan is a Top-Heavy Plan (as defined in Section 13.2(c)).

              Notwithstanding the foregoing provisions of this Section 4.2(a), at the end of each Plan Year, the Employer may elect to make a supplemental matching contribution on behalf of a Participant, to the extent required, to ensure that such Participant receives the same rate of matching contribution afforded to the remaining eligible Participants for such Plan Year. Such supplemental matching contribution shall be made only on behalf of a Participant who is employed by the Employer on the last day of the Plan Year. Any supplemental matching contribution and matching contributions received by any such Participant shall, however, be limited to the extent required to comply with the requirements of applicable Federal law.

(b) Additional Employer Contributions. Additional Employer contributions may be made at the discretion of the Employer's board of directors for any Plan Year, subject to limits for tax deductions under the Code and provided that the special allocation in Section 13.3 has been satisfied if the Plan is a Top-Heavy Plan (as defined in Section 13.2(c)).

(c) Eligibility for Additional Employer Contributions. To be eligible for an allocation of additional Employer contributions under Section 4.2(b) for a Plan Year, a Participant must be employed by the Employer on the last day of the Plan Year.

(d) Allocation of Additional Employer Contributions. Any contribution made under Section 4.2(c) shall be allocated among the Accounts of eligible Participants in accordance with the ratio that each such eligible Participant's Compensation bears to the total Compensation of all such eligible Participants for the Plan Year.


4.3 ROLLOVERS AND TRANSFERS OF FUNDS FROM OTHER PLANS. With the approval of the Administrator, there may be paid to the Trustee amounts which have been held under other plans qualified under Code Section 401 either (a) maintained by the Employer which have been discontinued or terminated with respect to any Employee, or (b) maintained by another employer with respect to which any Employee has ceased to participate. Any such transfer or rollover may also be made by means of an Individual Retirement Account qualified under Section 408 of the Code, where the Individual Retirement Account was used as a conduit from the former plan. Any amounts so transferred on behalf of any Employee shall be nonforfeitable and shall be maintained under a separate Plan account, to be paid in addition to amounts otherwise payable under this Plan. The amount of any such account shall be equal to the fair market value of such account as adjusted for income, expenses, gains, losses, and withdrawals attributable thereto.

Notwithstanding anything contained herein to the contrary, in no event shall the Administrator accept on behalf of any Employee a transfer of funds from a qualified plan which would subject the Plan to the provisions of Section 401(a)(11) of the Code.

An Employee who would otherwise be eligible to participate in the Plan but for the failure to satisfy the age and/or service requirement for participation as set forth under Section 3.1, shall be eligible to complete a rollover to the Plan. Such an Employee shall also be eligible to obtain a loan or withdrawal in accordance with the provisions of Article Eight prior to satisfying such age and/or service requirement.


4.4 TIMING OF CONTRIBUTIONS. Employer contributions shall be made to the Plan no later than the time prescribed by law for filing the Employer's Federal income tax return (including extensions) for its taxable year ending with or within the Plan Year. Elective deferrals under Section 4.1 shall be paid to the Plan as soon as administratively possible, but no later than the time prescribed by applicable law, following receipt of such deferrals by the Administrator.

                         ARTICLE FIVE--ACCOUNTING RULES


5.1  INVESTMENT OF ACCOUNTS AND ACCOUNTING RULES.

(a) Investment Funds. The investment of Participants' Accounts shall be made in a manner consistent with the provisions of the Trust. The Administrator, in its discretion, may allow the Trust to provide for separate funds for the directed investment of each Participant's Account.

(b) Participant Direction of Investments. In the event Participants' Accounts are subject to their investment direction, each Participant may direct how his Account is to be invested among the available investment funds in the percentage multiples established by the Administrator. In the event a Participant fails to make an investment election, with respect to all or any portion of his Account, the Trustee shall invest all or such portion of his Account in the investment fund to be designated by the Administrator. A Participant may change his investment election, with respect to future contributions and, if applicable, forfeitures, and/or amounts previously accumulated in the Participant's Account, in writing, on such form as the Administrator shall specify, or via a telephone "voice response" or on-line access system designated by the Administrator, provided that a written confirmation is forwarded in response to such request. Any such change in a Participant's investment election shall be effective at such time as may be prescribed by the Administrator. If the Plan's recordkeeper or investments are changed, the Administrator may suspend the Participants' investment direction of their Accounts.

(c) Allocation of Investment Experience. As of each Valuation Date, the investment fund(s) of the Trust shall be valued at fair market value, and the income, loss, appreciation and depreciation (realized and unrealized), and any paid expenses of the Trust attributable to such fund shall be apportioned among Participants' Accounts within the fund based upon the value of each Account within the fund as of the preceding Valuation Date.

(d) Allocation of Contributions. Employer contributions shall be allocated to the Account of each eligible Participant as of the last day of the period for which the contributions are made, or as soon as administratively practical thereafter. Elective deferrals shall be allocated to the Account of each Participant as soon as administratively practical following receipt of such contributions by the Administrator.

(e) Manner and Time of Debiting Distributions. For any Participant who is entitled to receive a distribution from his Account, such distribution shall be made in accordance with the provisions of Section 7.2. The amount distributed shall be based upon the fair market value of the Participant's vested Account as of the Valuation Date preceding the distribution.

5.2 PARTICIPANTS OMITTED IN ERROR. In the event a Participant is not allocated a share of the Employer contribution and/or forfeitures as a result of an administrative error in any Plan Year, the Employer may elect to either (a) make an additional contribution on behalf of such omitted Participant in an appropriate amount, or (b) deduct the appropriate amount from the next succeeding Employer contribution and/or forfeitures and allocate such amount to the Participant's Account prior to making the allocations set forth under
Section 5.1(d).

            ARTICLE SIX--VESTING, RETIREMENT AND DISABILITY BENEFITS


6.1 VESTING. A Participant shall at all times have a nonforfeitable (vested) right to his Account derived from elective deferrals, Employer "fail-safe" contributions under Section 10.2, and rollovers or transfers from other plans, as adjusted for investment experience. Except as otherwise provided with respect to Normal Retirement, Disability, or death, a Participant shall have a nonforfeitable (vested) right to a percentage of the value of his Account derived from Employer matching contributions under Section 4.2(a) and additional Employer contributions under Section 4.2(b) as follows:

                     Years of Service                      Vested Percentage

                     Less than 2 years                                0%
                     2 years but less than 3                         20%
                     3 years but less than 4                         40%
                     4 years but less than 5                         60%
                     5 years but less than 6                         80%
                     6 years and thereafter                         100%


6.2 FORFEITURE OF NONVESTED BALANCE. The nonvested portion of a Participant's Account, as determined in accordance with Section 6.1, shall be forfeited as of the earlier of (i) the date on which the Participant receives distribution of his vested Account or (ii) the last day of the Plan Year in which the Participant incurs five (5) consecutive Breaks in Service. The amount forfeited shall be used to reduce Employer contributions under Sections 4.2(a)/4.2(b).

If the Participant returns to the employment of the Employer prior to incurring five (5) consecutive Breaks in Service, and prior to receiving distribution of his vested Account, the nonvested portion shall be restored. However, if the nonvested portion of the Participant's Account was allocated as a forfeiture as the result of the Participant receiving distribution of his vested Account balance, the nonvested portion shall be restored if:

(a) the Participant resumes employment prior to incurring five (5) consecutive Breaks in Service; and

(b) the Participant repays to the Plan, as of the earlier of (i) the date which is five (5) years after his reemployment date or (ii) the date which is the last day of the period in which the Participant incurs five (5) consecutive Breaks in Service, an amount equal to the total distribution, derived from Employer contributions under Section 4.2 and, if applicable, Section 13.3.

The nonvested amount shall be restored to the Participant's Account, without interest or adjustment for interim Trust valuation experience, by a special Employer contribution or from the next succeeding Employer contribution and forfeitures, as appropriate.


6.3 RETURN TO EMPLOYMENT BEFORE DISTRIBUTION OF VESTED ACCOUNT BALANCE. If distribution is made to an Employee of less than the Employee's entire vested Account, and if the Employee returns to Service, a separate record shall be maintained of said Account balance. The Employee's vested interest at any time in this separate account shall be an amount equal to the formula P(AB+D)-D, where P is the vested percentage at the relevant time, AB is the Account balance at the relevant time, and D is the amount of the distribution made to the Employee.


6.4 NORMAL RETIREMENT. A Participant who is in the employment of the Employer at his Normal Retirement Date shall have a nonforfeitable interest in one hundred percent (100%) of his Account, if not otherwise one hundred percent (100%) vested under the vesting schedule in Section 6.1. A Participant who continues employment with the Employer after his Normal Retirement Date shall continue to participate under the Plan.


6.5 DISABILITY. If a Participant incurs a Disability, the Participant shall have a nonforfeitable interest in one hundred percent (100%) of his Account, if not otherwise one hundred percent (100%) vested under the vesting schedule in
Section 6.1. Payment of such Participant's Account balance shall be made at the time and in the manner specified in Article Seven, following receipt by the Administrator of the Participant's written distribution request.

             ARTICLE SEVEN--MANNER AND TIME OF DISTRIBUTING BENEFITS


7.1 MANNER OF PAYMENT. The Participant's vested Account shall be distributed to the Participant (or to the Participant's Beneficiary in the event of the Participant's death) in a single lump-sum payment.


7.2 TIME OF COMMENCEMENT OF BENEFIT PAYMENTS. If a Participant terminates employment on or after his Normal Retirement Date, or as a result of his Disability, and if his vested Account balance totals $5,000 or less, distribution of his vested Account balance shall be made as soon as administratively practical following the Participant's separation from Service. Subject to the following provisions of this Section, if the Participant's vested Account balance exceeds $5,000, distribution shall not be made or commence, unless the Participant otherwise requests in writing.

If a Participant terminates employment for any reason other than Normal Retirement, Disability or death, and if his vested Account balance totals $5,000 or less, distribution of his vested Account balance shall be made as soon as administratively practical following the Participant's separation from Service. Subject to the following provisions of this Section, if the vested balance of a Participant's Account exceeds $5,000, distribution shall not be made or commence unless the Participant otherwise requests in writing.

The failure of a Participant to consent to a distribution while his vested Account balance is immediately distributable, shall be deemed to be an election to defer commencement of payment of his vested Account balance.

Notwithstanding any provision contained herein to the contrary, a Participant who is not vested in any portion of his Account balance attributable to Employer contributions shall be deemed to have received distribution of such portion of his Account as of the end of the Plan Year in which he incurs a Break in Service.

A Participant who terminates employment after his Normal Retirement Date may elect to defer receipt of his Account; provided however, that in no event shall the distribution be made or commence later than the April 1st following the end of the calendar year in which the Participant attains age seventy and one-half (70-1/2), or except for a Participant who is a five percent (5%) owner of the Employer (within the meaning of Section 401(a)(9) of the Code), if later, the April 1st following the calendar year in which the Participant retires or otherwise separates from service.

In the event distribution is required to be made while the Participant is employed by the Employer, such Participant may elect to receive the minimum required under Section 401(a)(9) of the Code and the regulations thereunder.


7.3 FURNISHING INFORMATION. Prior to the payment of any benefit under the Plan, each Participant or Beneficiary may be required to complete such administrative forms and furnish such proof as may be deemed necessary or appropriate by the Employer, Administrator, and/or Trustee.




7.4  AMOUNT OF DEATH BENEFIT.

(a) Death Before Termination of Employment. In the event of the death of a Participant while in the employ of the Employer, vesting in the Participant's Account shall be one hundred percent (100%), if not otherwise one hundred percent (100%) vested under Section 6.1, with the credit balance of the Participant's Account being payable to his Beneficiary.

(b) Death After Termination of Employment. In the event of the death of a former Participant after termination of employment, but prior to the complete distribution of his vested Account balance under the Plan, the undistributed vested balance of the Participant's Account shall be paid to the Participant's Beneficiary.


7.5 DESIGNATION OF BENEFICIARY. Each Participant shall file with the Administrator a designation of Beneficiary to receive payment of any death benefit payable hereunder if such Beneficiary should survive the Participant. However, no Participant who is married shall be permitted to designate a Beneficiary other than his spouse unless the Participant's spouse has signed a written consent witnessed by a Plan representative or a notary public, which provides for the designation of an alternate Beneficiary.

Subject to the above, Beneficiary designations may include primary and contingent Beneficiaries, and may be revoked or amended at any time in similar manner or form, and the most recent designation shall govern. In the absence of an effective designation of Beneficiary, or if the Beneficiary dies before complete distribution of the Participant's vested Account, all amounts shall be paid to the surviving spouse of the Participant, if living, or otherwise to the Participant's estate. Notification to Participants of the death benefits under the Plan and the method of designating a Beneficiary shall be given at the time and in the manner provided by regulations and rulings under the Code.


7.6 DISTRIBUTION OF DEATH BENEFITS. Distribution of any death benefit hereunder shall be made within one (1) year of the Participant's death or, in the case of a surviving spouse, within a reasonable time after the Participant's death or, if the surviving spouse so elects and if the Participant's vested Account exceeds $5,000, no later than the date on which the Participant would have reached age seventy and one-half (70-1/2). If a surviving spouse dies before distributions to the spouse begin, this paragraph shall be applied as if the surviving spouse were the Participant.

To the extent payments are not designated to or for the benefit of a natural person, or if payments commence after the required time, any death benefit shall be paid in a lump sum within five (5) years of the Participant's death.

If a Participant dies after payments have commenced, any survivor's benefit must be paid no less rapidly than the method of payment in effect at the time of the Participant's death.


7.7 ELIGIBLE ROLLOVER DISTRIBUTIONS. Notwithstanding the foregoing provisions of this Article Seven, the provisions of this Section 7.7 shall apply to distributions made under the Plan.

(a) A distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b)     Definitions:

              (i) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten
                     (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (ii) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                     Section  408(b) of the Code,  an annuity plan  described in
                     Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (iii) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (iv)   Direct Rollover. A direct rollover is a payment by the Plan
                     to  the   eligible   retirement   plan   specified  by  the
                     distributee.

      (c) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

              (i) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

              (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

                 ARTICLE EIGHT--LOANS AND IN-SERVICE WITHDRAWALS


8.1  LOANS.

(a) Permissible Amount and Procedures. Upon the application of a Participant, the Administrator may, in accordance with a uniform and nondiscriminatory policy, direct the Trustee to grant a loan to the Participant, which loan shall be secured by the Participant's vested Account balance. The Participant's signature shall be required on a promissory note. In determining a rate of interest on such loan, the Administrator may refer to the rate of interest used for obligations of a comparable nature by commercial lending institutions within a radius of fifty (50) miles of the Employer's principal place of business. Participant loans shall be treated as segregated investments, and interest repayments shall be credited only to the Participant's Account.

(b) Limitation on Amount of Loans. A Participant's loan shall not exceed the lesser of:

              (1)    $50,000,  which  amount  shall be  reduced  by the  highest
                     outstanding   loan  balance  during  the  preceding  twelve
                     (12)-month period; or

              (2) one-half  (1/2)  of the  vested  value  of  the  Participant's
                  Account, determined as of the Valuation Date preceding the date of the Participant's loan; or

              (3) the value of the  Participant's  Account  attributable  to his
                  elective  deferrals  and  rollover  contributions,   including
                  earnings thereon.

Any loan must be repaid within five (5) years, unless made for the purpose of acquiring the primary residence of the Participant, in which case such loan may be repaid over a longer period of time not to exceed ten (10) years. The repayment of any loan must be made in at least quarterly installments of principal and interest. If a Participant defaults on any outstanding loan, the unpaid balance, and any interest due thereon, shall become due and payable in accordance with the terms of the underlying promissory note; provided, however, that such foreclosure on the promissory note and attachment of security shall not occur until a distributable event occurs in accordance with the provisions of Article Seven.

If a Participant terminates employment while any loan balance is outstanding, the unpaid balance, and any interest due thereon, shall become due and payable in accordance with the terms of the underlying promissory note. If such amount is not paid to the Plan, it shall be charged against the amounts that are otherwise payable to the Participant or the Participant's Beneficiary under the provisions of the Plan.

In the case of a Participant who has loans outstanding from other plans of the Employer (or a member of the Employer's related group (within the meaning of Section 2.5(b)), the Administrator shall be responsible for reporting to the Trustee the existence of said loans in order to aggregate all such loans within the limits of Section 72(p) of the Code.


8.2 HARDSHIP DISTRIBUTIONS. In the case of a financial hardship resulting from a proven immediate and heavy financial need, a Participant may receive a distribution not to exceed the lesser of (i) the value of the Participant's Account attributable to his elective deferrals, without regard to earnings thereon, and any rollover contributions made pursuant to Section 4.3, including earnings thereon, or (ii) the amount necessary to satisfy the financial hardship. The amount of any such immediate and heavy financial need may include any amounts necessary to pay Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. Such distribution shall be made in accordance with nondiscriminatory and objective standards consistently applied by the Administrator. Hardship distributions under this Section shall be deemed to be the result of an immediate and heavy financial need if such distribution is to (a) pay expenses for medical care (as described in Section 213(d) of the Code) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in
Section 152 of the Code), or to permit the Participant, the Participant's spouse, or any dependents of the Participant to obtain such medical care, (b) purchase the principal residence of the Participant (excluding mortgage payments), (c) pay tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, Participant's spouse, or any of the Participant's dependents or (d) prevent the eviction of the Participant from his principal residence or foreclosure on the Participant's principal residence. In addition, any hardship distribution hereunder shall only be made provided that the funds for such hardship are not available from other financial resources of the Participant, the Participant's spouse or the Participant's children. Distributions paid pursuant to this Section shall be deemed to be made as of the Valuation Date immediately preceding the hardship distribution, and the Participant's Account shall be reduced accordingly.

The provisions of this Section (relating to hardship distributions) are intended to comply with Treasury Regulations issued under Section 401(k) of the Code, and shall be so interpreted.


 8.3 WITHDRAWALS OF ROLLOVER CONTRIBUTIONS. A Participant, by giving written notice to the Administrator, may withdraw from the Plan a sum (a) not in excess of the credit balance of his Account attributable to any rollover contributions made pursuant to Section 4.3, including earnings thereon, and (b) not less than such minimum amount as the Administrator may establish from time to time to facilitate administration of the Plan. Any such withdrawals shall be made in accordance with nondiscriminatory and objective standards consistently applied by the Administrator.


 8.4 WITHDRAWALS AFTER AGE 59-1/2. After attaining age fifty-nine and one-half (59-1/2), a Participant, by giving written notice to the Administrator, may withdraw from the Plan a sum (a) not in excess of the credit balance of his vested Account and (b) not less than such minimum amount as the Administrator may establish from time to time to facilitate administration of the Plan. Any such withdrawals shall be made in accordance with nondiscriminatory and objective standards consistently applied by the Administrator.

                    ARTICLE NINE --ADMINISTRATION OF THE PLAN


9.1 PLAN ADMINISTRATION. The Employer shall be the Plan Administrator, hereinbefore and hereinafter called the Administrator, and "named fiduciary" (for purposes of Section 402(a)(1) of the Employee Retirement Income Security Act of 1974, as amended from time to time) of the Plan, unless the Employer, by action of its board of directors, shall designate a person or committee of persons to be the Administrator and named fiduciary. The administration of the Plan, as provided herein, including a determination of the payment of benefits to Participants and their Beneficiaries, shall be the responsibility of the Administrator; provided, however, that the Administrator may delegate any of its powers, authority, duties or responsibilities to any person or committee of persons. In the event more than one party shall act as Administrator, all actions shall be made by majority decisions. In the administration of the Plan, the Administrator may (a) employ agents to carry out nonfiduciary responsibilities (other than Trustee responsibilities), (b) consult with counsel, who may be counsel to the Employer, and (c) provide for the allocation of fiduciary responsibilities (other than Trustee responsibilities) among its members. Actions dealing with fiduciary responsibilities shall be taken in writing and the performance of agents, counsel and fiduciaries to whom fiduciary responsibilities have been delegated shall be reviewed periodically.

The expenses of administering the Plan and the compensation of all employees, agents, or counsel of the Administrator, including accounting fees, recordkeeper's fees, and the fees of any benefit consulting firm, shall be paid by the Plan, or shall be paid by the Employer if the Employer so elects. To the extent required by applicable law, compensation may not be paid by the Plan to full-time Employees of the Employer.

In the event the Employer pays the expenses of administering the Plan, the Employer may seek reimbursement from the Plan for the payment of such expenses. Reimbursement shall be permitted only for Plan expenses paid by the Employer within the last twelve (12)-month period.

The Administrator shall obtain from the Trustee, not less often than annually, a report with respect to the value of the assets held in the Trust Fund, in such form as may be required by the Administrator.

The Administrator shall administer the Plan and adopt such rules and regulations as, in the opinion of the Administrator, are necessary or advisable to implement and administer the Plan and to transact its business.


9.2 CLAIMS PROCEDURE. Pursuant to procedures established by the Administrator, adequate notice in writing shall be provided to any Participant or Beneficiary whose claim for benefits under the Plan has been denied within ninety (90) days of receipt of such claim. Such notice shall be written in a manner calculated to be understood by the claimant, shall advise the claimant the right to administrative review, and shall set forth the specific reason for such denial, the specific references to the pertinent Plan provisions on which the denial is based, and a description of any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary. If such review is requested by the claimant or his authorized representative within ninety (90) days after receipt by the claimant of written notification of denial of his claim, the Administrator shall afford a reasonable opportunity for a full and fair review by the Administrator of the decision denying the claim. The review shall focus on the additional facts, legal interpretations or material, if any, presented by the claimant. The Administrator shall, within sixty (60) days (or if special circumstances apply, one hundred twenty (120) days) of a request for review, render a written decision on its review setting forth the specific reasons for such decision, written in a manner calculated to be understood by the claimant.


9.3 TRUST AGREEMENT. The Trust Agreement entered into by and between the Employer and the Trustee, including any supplements or amendments thereto, or any successor Trust Agreement, is incorporated by reference herein.

                   ARTICLE TEN--SPECIAL COMPLIANCE PROVISIONS


10.1 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS. If the amount of any elective deferrals made by a Participant exceeds the dollar limitation of Section 4.1(c), then the excess amount, and any income allocable thereto, shall be distributed to such Participant subject to the requirements of applicable law.


10.2  LIMITATIONS ON 401(k) CONTRIBUTIONS.

(a) Average Actual Deferral Percentage Test. Amounts contributed as elective deferrals under Section 4.1(a), and any "fail-safe" contributions made under this Section, are considered to be amounts deferred pursuant to
     Section 401(k) of the Code. For purposes of this Article, these amounts are referred to as the "deferred amounts." For purposes of the "average actual deferral percentage test" described below, such deferred amounts must be made before the last day of the twelve (12)-month period immediately following the Plan Year to which the contributions relate. The Employer shall maintain records sufficient to demonstrate satisfaction of the average actual deferral percentage test and the deferred amounts used in such test. As of the last day of each Plan Year, the deferred amounts for the Plan Year for the Participants who are Highly-Compensated Employees shall satisfy either of the following tests:

              (1) The average actual deferral percentage for the eligible Participants who are Highly-Compensated Employees shall not exceed the average actual deferral percentage for eligible Participants who are Nonhighly-Compensated Employees multiplied by 1.25; or

              (2) The average actual deferral percentage for eligible Participants who are Highly-Compensated Employees shall not exceed the average actual deferral percentage of eligible Participants who are Nonhighly-Compensated Employees multiplied by two (2), provided that the average actual deferral percentage for eligible Participants who are Highly-Compensated Employees does not exceed the average actual deferral percentage for eligible Participants who are Nonhighly-Compensated Employees by more than two (2) percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly-Compensated Employee.

For purposes of the above tests, the "actual deferral percentage" shall mean the ratio (expressed as a percentage) that the deferred amounts, which are allocated to the Participant's Account as of any day in the Plan Year, on behalf of each eligible Participant for the Plan Year bears to the eligible Participant's compensation, as defined in Code Section 414(s) and the regulations promulgated thereunder. The "average actual deferral percentage" shall mean the average (expressed as a percentage) of the actual deferral percentages of the eligible Participants in each group. "Eligible Participant" shall mean each Employee who is eligible to participate in the Plan under Section 3.1.

For purposes of this Section 10.2, the actual deferral percentage for any eligible Participant who is a Highly-Compensated Employee for the Plan Year and who is eligible to have elective deferrals allocated to his account under two
(2) or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer or any employer who is a related group member (within the meaning of Section 2.5(b)) shall be determined as if all such deferrals were made under a single arrangement. In the event that this Plan satisfies the requirements of Code Section 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of Code
Section  410(b) only if aggregated  with this Plan,  then the provisions of this
Section 10.2 shall be applied by determining the actual deferral percentage of eligible Participants as if all such plans were a single plan.

The determination and treatment of deferred amounts and the actual deferral percentage of any Participant shall be subject to the prescribed requirements of the Secretary of the Treasury.

In the event the average actual deferral percentage test is not satisfied for a Plan Year, the Employer, in its discretion, may make a special "fail-safe" contribution for eligible Participants who are Nonhighly Compensated Employees, to be allocated among their Accounts in proportion to their Compensation for the Plan Year.

(b)  Distributions of Excess Contributions.

              (1) In General. If the average actual deferral percentage test of Section 10.2(a) is not satisfied for a Plan Year, then the "excess contributions", and income allocable thereto, shall be distributed, to the extent required under Treasury regulations, no later than the last day of the Plan Year following the Plan Year for which the excess contributions were made. However, if such excess contributions are distributed later than two and one-half (2-1/2) months following the last day of the Plan Year in which such excess contributions were made, a ten percent (10%) excise tax shall be imposed upon the Employer with respect to such excess contributions.

              (2) Excess Contributions. For purposes of this Section, "excess contributions" shall consist of the excess of the aggregate amount of deferred amounts made by or on behalf of the affected Highly-Compensated Employee over the maximum amount of all such contributions permitted under the test under Section 10.2(a). In reducing the excess contribution hereunder, the reduction shall be first applied to the Highly-Compensated Employee with the highest percentage under Section 10.2(a). If reductions are further required to comply with Section 10.2(a), such reductions shall be applied to the Highly-Compensated Employee with the next highest percentage, and so forth until the nondiscrimination test of Section 10.2(a) is satisfied.

              (3) Determination of Income. The income allocable to excess contributions shall be determined by multiplying the income allocable to the Participant's deferred amounts for the Plan Year by a fraction, the numerator of which is the excess contributions made on behalf of the Participant for the Plan Year, and the denominator of which is the sum of the Participant's Account balances attributable to the Participant's deferred amounts on the last day of the Plan Year.

              (4) Maximum Distributable Amount. The excess contributions to be distributed to a Participant shall be adjusted for income and, if there is a loss allocable to the excess contribution, shall in no event be less than the lesser of the Participant's Account under the Plan or the Participant's deferred amounts for the Plan Year. Excess contributions shall be distributed from that portion of the Participant's Account attributable to such deferred amounts to the extent allowable under Treasury regulations.


10.3  NONDISCRIMINATION TEST FOR EMPLOYER MATCHING CONTRIBUTIONS.

(a) Average Contribution Percentage Test. The provisions of this Section shall apply if Employer matching contributions are made in any Plan Year under
     Section 4.2(a).

              As of the last day of each Plan Year, the average contribution percentage for Highly-Compensated Employees for the Plan Year shall satisfy either of the following tests:

              (1) The average contribution percentage for eligible Participants who are Highly-Compensated Employees shall not exceed the average contribution percentage for eligible Participants who are Nonhighly-Compensated Employees for the Plan Year multiplied by 1.25; or

              (2) The average contribution percentage for eligible Participants who are Highly-Compensated Employees shall not exceed the average contribution percentage for eligible Participants who are Nonhighly-Compensated Employees for the Plan Year multiplied by two (2), provided that the average contribution percentage for eligible Participants who are Highly-Compensated Employees does not exceed the average contribution percentage for eligible Participants who are Nonhighly-Compensated Employees by more than two
                     (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly-Compensated Employee.

For purposes of the above tests, the "average contribution percentage" shall mean the average (expressed as a percentage) of the contribution percentages of the "eligible Participants" in each group. The contribution percentage" shall mean the ratio (expressed as a percentage) that the sum of Employer matching contributions and elective deferrals (to the extent such elective deferrals are not used to satisfy the average actual deferral percentage test of Section 10.2) under the Plan on behalf of the eligible Participant for the Plan Year bears to the eligible Participant's compensation (as defined in Code Section 414(s) and the regulations promulgated thereunder) for the Plan Year. "Eligible Participant" shall mean each Employee who is eligible to participate in the Plan under Section 3.1.

For purposes of this Section 10.3, the contribution percentage for any eligible Participant who is a Highly-Compensated Employee for the Plan Year and who is eligible to have Employer matching contributions or elective deferrals allocated to his account under two (2) or more plans described in Section 401(a) of the Code or under arrangements described in Section 401(k) of the Code that are maintained by the Employer or any member of the Employer's related group (within the meaning of Section 2.5(b)), shall be determined as if all such contributions and elective deferrals were made under a single plan.

In the event that this Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then the provisions of this Section 10.3 shall be applied by determining the contribution percentages of eligible Participants as if all such plans were a single plan.

The  determination   and  treatment  of  the  contribution   percentage  of  any
Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(b)  Distribution of Excess Employer Matching Contributions.

              (1) In General. If the nondiscrimination tests of Section 10.3(a) are not satisfied for a Plan Year, then the "excess contributions", and any income allocable thereto, shall be forfeited, if otherwise forfeitable, no later than the last day of the Plan Year following the Plan Year for which the nondiscrimination tests are not satisfied, and shall be used to reduce Employer contributions under Section 4.2(a). To the extent that such "excess contributions" are nonforfeitable, such excess contributions shall be distributed to the Participant on whose behalf the excess contributions were made no later than the last day of the Plan Year following the Plan Year for which such "excess contributions" were made. However, if such excess contributions are distributed later than two and one-half (2-1/2) months following the last day of the Plan Year in which such excess contributions were made, a ten percent (10%) excise tax shall be imposed upon the Employer with respect to such excess contributions. For purposes of the limitations of Section 11.1(b)(1) of the Plan, excess contributions shall be considered annual additions.

              (2) Excess Contributions. For purposes of this Section, "excess contributions" shall consist of the excess of the amount of Employer matching contributions and elective deferrals (to the extent not used to satisfy the average actual deferral percentage test of Section 10.2) made on behalf of the affected Highly-Compensated Employee over the maximum amount of all such contributions permitted under the nondiscrimination tests under Section 10.3(a). In reducing the excess contribution hereunder, the reduction shall be first applied to the Highly-Compensated Employee with the highest percentage under Section 10.3(a). If reductions are further required to comply with Section 10.3(a), such reductions shall be applied to the Highly-Compensated Employee with the next highest percentage, and so forth until the nondiscrimination tests of Section 10.3(a) are satisfied.

              (3) Determination of Income. The income allocable to excess contributions shall be determined by multiplying the income allocable to the Employer matching contributions and such elective deferrals, by a fraction, the numerator of which is the excess contributions on behalf of the Participant for the Plan Year, and the denominator of which is the sum of the Participant's Account balances attributable to Employer matching contributions and such elective deferrals on the last day of the Plan Year.

                     Notwithstanding  the  foregoing,  to the  extent  otherwise required to comply with the requirements of Section 401(a)(4) of the Code and the regulations thereunder, vested matching contributions may be forfeited.


10.4 LIMITATION ON THE MULTIPLE USE ALTERNATIVE. The sum of the average actual deferral percentage of Highly-Compensated Employees under Section 10.2(a) and the average contribution percentage of Highly-Compensated Employees under
Section 10.3(a) shall not exceed the "aggregate limit", as defined in Section 401(m)(9) of the Code and the regulations promulgated thereunder.

If the aggregate limit is exceeded, the average contribution percentage of the Highly-Compensated Employees shall be reduced in accordance with the provisions of Section 10.3(b). In lieu of reducing the average contribution percentage, the Administrator may reduce the average actual deferral percentage of the
Highly-Compensated Employees in accordance with the provisions of Section 10.2(b). The reductions under this Section shall be made only to the extent necessary to comply with the restrictions on the multiple use of the "alternative limitation" within the meaning of Code Section 401(m)(9).

                 ARTICLE ELEVEN--LIMITATION ON ANNUAL ADDITIONS


11.1  RULES AND DEFINITIONS.

(a) Rules. The following rules shall limit additions to Participants' Accounts:

              (1) If the Participant does not participate, and has never participated, in another qualified plan maintained by the Employer, the amount of annual additions which may be credited to the Participant's Account for any limitation year shall not exceed the lesser of the "maximum permissible" amount (as hereafter defined) or any other limitation contained in this Plan. If the Employer contribution that would otherwise be allocated to the Participant's Account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount allocated shall be reduced so that the annual additions for the limitation year shall equal the maximum permissible amount.

              (2) Prior to determining the Participant's actual compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's compensation for the limitation year, uniformly determined for all Participants similarly situated.

              (3) As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year shall be determined on the basis of the Participant's actual compensation for the limitation year.

              (4) If there is an excess amount, the excess shall be disposed of as follows:

                     (A) Any nondeductible voluntary Employee after-tax contributions and, to the extent elected by the Administrator pursuant to a nondiscriminatory procedure, elective deferrals under Section 4.1(a), and any earnings thereon, to the extent they would reduce the excess amount, shall be returned to the Participant.

                     (B) If an excess amount still exists after the application of subparagraph (A), and the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant's Account shall be used to reduce Employer contributions (including any allocation of forfeitures, if applicable) for such Participant in the next limitation year, and each succeeding limitation year if necessary;

                     (C) If an excess amount still exists after the application of subparagraphs (A) and (B), and the Participant is not covered by the Plan at the end of the limitation year, the excess amount shall be held unallocated in a suspense account and applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary.

                     (D) If a suspense account is in existence at any time during the limitation year pursuant to this Section 11.1(a)(4), it shall not participate in the allocation of the Trust's investment gains and losses. In addition, all amounts held in the suspense account shall be allocated and reallocated to Participants' Accounts before any Employer or Employee contributions may be made for the limitation year.

              (5) If, in addition to this Plan, the Participant is covered under another defined contribution plan maintained by the Employer, or a welfare benefit fund, as defined in Code
                     Section 419(e), maintained by the Employer, or an individual medical account, as defined in Code Section 415(1)(2), maintained by the Employer which provides an annual addition, the annual additions which may be credited to a Participant's account under all such plans for any such limitation year shall not exceed the maximum permissible amount. Benefits shall be reduced under any discretionary defined contribution plan before they are reduced under any defined contribution pension plan. If both plans are discretionary contribution plans, they shall first be reduced under this Plan. Any excess amount attributable to this Plan shall be disposed of in the manner described in Section 11.1(a)(4).

              (6) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any limitation year. The annual additions which may be credited to the Participant's Account under this Plan for any limitation year shall be limited so that if the limitations of Code Section 415(e) become applicable, benefits under a defined contribution plan shall have first been provided before benefits under a defined benefit plan are provided.

              (7) In any Plan Year in which the Plan becomes a Super Top-Heavy Plan (as defined in Section 13.2(b)), the denominators of the defined benefit fraction and defined contribution fraction shall be computed using one hundred percent (100%) of the maximum dollar limitation instead of one hundred and twenty-five percent (125%).

              (8) In any year in which the Plan is a Top-Heavy Plan (as defined in Section 13.2(c)) (but not a Super Top-Heavy
                     Plan), the limitations shall be similarly reduced, subject to the special provisions of Section 13.3, which provide for the use of the one hundred and twenty-five percent (125%) limitation subject to the added minimum allocations.

(b)  Definitions.

              (1) Annual additions: The following amounts credited to a Participant's Account for the limitation year shall be treated as annual additions:

                     (A)    Employer contributions;

                     (B)    Elective deferrals;

                     (C) Employee after-tax contributions, if any;

                     (D)    Forfeitures, if any; and

                     (E) Amounts allocated after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a defined benefit plan maintained by the Employer. Also, amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in
                            Section  419A(d)(3),  and  amounts  under a  welfare
                            benefit fund, as defined in Section 419(e), maintained by the Employer, shall be treated as annual additions to a defined contribution plan.

                     For this purpose, any excess amount applied under Section 11.1(a)(4) in the limitation year to reduce Employer contributions shall be considered annual additions for such limitation year.

              (2) Compensation: For purposes of determining maximum permitted benefits under this Section, compensation shall include all of a Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer, including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, and excluding the following:

                     (A) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan (funded with individual retirement accounts or annuities) to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                     (B) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                     (C) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

                     (D) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

                     Compensation shall be measured on the basis of compensation paid in the limitation year.

              (3) Defined benefit fraction: This shall mean a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans maintained or previously maintained by the Employer, and the denominator of which is the lesser of one hundred and twenty-five percent (125%) of the dollar limitation in effect for the limitation year under Section 415(b)(1)(A) of the Code or one hundred and forty percent (140%) of the highest average compensation including any adjustment under Code Section 415(b).

              (4) Defined contribution fraction: This shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated), welfare benefit funds, and individual medical accounts maintained by the Employer for the current and all prior limitation years, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of Service with the Employer, regardless of whether a defined contribution plan was maintained by the Employer.

                     The maximum aggregate amount in any limitation year is the lesser of one hundred and twenty-five percent (125%) of the dollar limitation then in effect under Section 415(c)(1)(A) of the Code or thirty-five (35%) of the Participant's compensation for such year.

                     If the Employee, as of the end of the first day of the first limitation year beginning after December 31, 1986, was a participant in one (1) or more defined contribution plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over
                     1.0 and (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987.

                     The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as annual additions.

              (5) Defined contribution dollar limitation: This shall mean the greater of $30,000 or one-fourth (1/4) of the defined benefit dollar limitation of Section 415(b)(1) of the Code in effect for the limitation year.

              (6) Employer: This term refers to the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h)), commonly-controlled trades or businesses (as defined in Section 414(c), as modified by Section
                     415(h)),  or  affiliated  service  groups  (as  defined  in
                     Section 414(m)) of which the Employer is a part, or any other entity required to be aggregated with the Employer under Code Section 414(o).

              (7)    Highest  average  compensation:   This  means  the  average
                     compensation for the three (3) consecutive limitation years with the Employer that produces the highest average.

              (8) Limitation year: This shall mean the Plan Year.

              (9) Maximum permissible amount: This shall mean an amount equal to the lesser of the defined contribution dollar limitation or twenty-five percent (25%) of the Participant's compensation for the limitation year. If a short limitation year is created because of an amendment changing the limitation year to a different twelve (12)-consecutive month period, the maximum permissible amount shall not exceed the defined contribution dollar limitation multiplied by the following fraction:

                         Number of months in the short limitation year
                                       12

              (10) Projected annual benefit: This is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan, assuming:

                     (A)    the  Participant  will  continue   employment  until
                            normal retirement age under the plan (or current age, if later), and

                     (B) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                    ARTICLE TWELVE--AMENDMENT AND TERMINATION


12.1 AMENDMENT. The Employer, by resolution of its board of directors, (or, to the extent permitted by resolution of such board of directors, by action of a duly authorized officer of the Employer) shall have the right to amend, alter or modify the Plan at any time, or from time to time, in whole or in part. Any such amendment shall become effective under its terms upon adoption by the Employer. However, no amendment affecting the duties, powers or responsibilities of the Trustee may be made without the written consent of the Trustee. No amendment shall be made to the Plan which shall:

(a) make it possible (other than as provided in Section 14.3) for any part of the corpus or income of the Trust Fund (other than such part as may be required to pay taxes and administrative expenses) to be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries;

(b) decrease a Participant's account balance or eliminate an optional form of payment with respect to benefits accrued as of the later of (i) the date such amendment is adopted, or (ii) the date the amendment becomes effective; or

(c) alter the schedule for vesting in a Participant's Account with respect to any Participant with three (3) or more Years of Service without his consent or deprive any Participant of any nonforfeitable portion of his Account.

Notwithstanding the other provisions of this Section or any other provisions of the Plan, any amendment or modification of the Plan may be made retroactively if necessary or appropriate to conform to or to satisfy the conditions of any law, governmental regulation, or ruling, and to meet the requirements of the Employee Retirement Income Security Act of 1974, as it may be amended.


12.2 TERMINATION OF THE PLAN. The Employer, by resolution of its board of directors, reserves the right at any time and in its sole discretion to discontinue payments under the Plan and to terminate the Plan. In the event the Plan is terminated, or upon complete discontinuance of contributions under the Plan by the Employer, the rights of each Participant to his Account on the date of such termination or discontinuance of contributions, to the extent of the fair market value under the Trust Fund, shall become fully vested and nonforfeitable. The Employer shall direct the Trustee to distribute the Trust Fund in accordance with the Plan's distribution provisions to the Participants and their Beneficiaries, each Participant or Beneficiary receiving a portion of the Trust Fund equal to the value of his Account as of the date of distribution. These distributions may be implemented by the continuance of the Trust and the distribution of the Participants' Account shall be made at such time and in such manner as though the Plan had not terminated, or by any other appropriate method, including rollover into Individual Retirement Accounts. Upon distribution of the Trust Fund, the Trustee shall be discharged from all obligations under the Trust and no Participant or Beneficiary shall have any further right or claim therein. If a partial termination of the Plan is deemed to have occurred, this Section shall apply only to those Participant's affected by such partial termination.

                     ARTICLE THIRTEEN--TOP-HEAVY PROVISIONS


13.1 APPLICABILITY. The provisions of this Article shall become applicable only for any Plan Year in which the Plan is a Top-Heavy Plan (as defined in Section 13.2(c)). The determination of whether the Plan is a Top-Heavy Plan shall be made each Plan Year by the Administrator.


13.2 DEFINITIONS. For purposes of this Article, the following definitions shall apply:

(a) "Key Employee": "Key Employee" shall mean any Employee or former Employee (and the Beneficiaries of such Employee) who, at any time during the determination period, was (1) an officer of the Employer earning compensation (as defined in Section 416(i) of the Code) in excess of fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code, (2) an owner (or considered an owner under Section 318 of the Code) of both more than a one-half percent (1/2%) interest in the Employer and one of the ten (10) largest interests in the Employer if such individual's compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code, (3) a five percent (5%) owner of the Employer, or (4) a one percent (1%) owner of the Employer who has an annual compensation of more than $150,000. For purposes of this Section, annual compensation shall mean compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's income under Code Sections 125, 402(g), 402(h) or 403(b). The determination period of the Plan is the Plan Year containing the "determination date" as defined in Section 13.2(c)(4) and the four (4) preceding Plan Years.

     The determination of who is a Key Employee (including the terms "5% owner" and "1% owner") shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

(b) "Super Top-Heavy Plan": The Plan shall constitute a "Super Top-Heavy Plan" if it meets the test for status as a Top-Heavy Plan, where "90%" is substituted for "60%" at each place in Section 13.2(c).

(c)  "Top-Heavy Plan":

              (1) The Plan shall constitute a "Top-Heavy Plan" if any of the following conditions exist:

                     (A) The top-heavy ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of any required aggregation group or permissive aggregation group of plans; or

                     (B) The Plan is part of a required aggregation group of plans (but is not part of a permissive aggregation group) and the top-heavy ratio for the group of plans exceeds sixty percent (60%); or

                     (C) The Plan is a part of a required aggregation group of plans and part of a permissive aggregation group and the top-heavy ratio for the permissive aggregation group exceeds sixty percent (60%).

              (2) If the Employer maintains one (1) or more defined contribution plans (including any simplified employee pension plan funded with individual retirement accounts or annuities) and the Employer maintains or has maintained one
                     (1) or more defined benefit plans which have covered or could cover a Participant in this Plan, the top-heavy ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the actuarial equivalents of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the actuarial equivalents of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the top-heavy ratio shall include any distribution of an account balance or an accrued benefit made in the five (5)-year period ending on the determination date and any contribution due to a defined contribution pension plan but unpaid as of the determination date. In determining the accrued benefit of a non-Key Employee who is participating in a plan that is part of a required aggregation group, the method of determining such benefit shall be either (i) in accordance with the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or any member of the Employer's related group (within the meaning of Section 2.5(b)), or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

              (3) For purposes of (1) and (2) above, the value of account balances and the actuarial equivalents of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve (12)-month period ending on the determination date. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year shall be disregarded. The accrued benefits and account balances of Participants who have performed no Hours of Service with any Employer maintaining the plan for the five (5)-year period ending on the determination date shall be disregarded. The calculations of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made under Section 416 of the Code and regulations issued thereunder. Deductible Employee contributions shall not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year.

              (4) Definition of terms for Top-Heavy status:

                     (A) "Top-heavy ratio" shall mean the following:

                            (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan funded with individual retirement accounts or annuities) and the Employer has never maintained any defined benefit plans which have covered or could cover a Participant in this Plan, the top-heavy ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date (including any part of any account balance distributed in the five (5)-year period ending on the determination date), and the denominator of which is the sum of the account balances (including any part of any
                                   account  balance   distributed  in  the  five
                                   (5)-year  period ending on the  determination
                                   date) of all Participants as of the determination date. Both the numerator and the denominator shall be increased by any contributions due but unpaid to a defined contribution pension plan as of the determination date.

                     (B) "Permissive aggregation group" shall mean the required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of
                            Section 401(a)(4) and/or 410 of the Code.

                     (C) "Required aggregation group" shall mean (i) each qualified plan of the Employer (including any terminated plan) in which at least one Key Employee participates, and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Section 401(a)(4) and/or 410 of the Code.

                     (D) "Determination date" shall mean, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, "determination date" shall mean the last day of that Plan Year.

                     (E) "Valuation  Date"  shall  mean the last day of the Plan
                         Year.

                     (F) Actuarial equivalence shall be based on the interest and mortality rates utilized to determine actuarial equivalence when benefits are paid from any defined benefit plan. If no rates are specified in said plan, the following shall be utilized: pre- and post-retirement interest -five percent (5%);
                            post-retirement mortality based on the Unisex Pension (1984) Table as used by the Pension Benefit Guaranty Corporation on the date of execution hereof.


13.3 ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES FOR A TOP-HEAVY PLAN YEAR.

(a) Except as otherwise provided below, in any Plan Year in which the Plan is a Top-Heavy Plan, the Employer contributions and forfeitures allocated on behalf of any Participant who is a non-Key Employee shall not be less than the lesser of three percent (3%) of such Participant's compensation (as defined in Section 11.1(b)(2)) or the largest percentage of Employer contributions and forfeitures as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that Plan Year. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the Plan Year because of insufficient Employer contributions under Section 4.2, the Participant's failure to complete one thousand (1,000) Hours of Service or the Participant's failure to make elective deferrals under Section 4.1.

(b)  The  minimum   allocation  under  this  Section  shall  not  apply  to  any
     Participant who was not employed by the Employer on the last day of the Plan Year.

(c) The minimum allocation under this Section shall be offset and reduced by any allocation of contributions and forfeitures under Section 4.2, and under any other defined contribution plan (if such contributions are not matching contributions under Code Section 401(m)) with a Plan Year ending in the same calendar year as the Valuation Date.

(d) For purposes of the Plan, a non-Key Employee shall be any Employee or Beneficiary of such Employee, any former Employee, or Beneficiary of such former Employee, who is not or was not a Key Employee during the Plan Year ending on the determination date, nor during the four (4) preceding Plan Years.

(e) If no defined benefit plan has ever been part of a permissive or required aggregation group of plans of the Employer, the contributions and forfeitures under this step shall be offset by any allocation of contributions and forfeitures under any other defined contribution plan of the Employer with a Plan Year ending in the same calendar year as this Plan's Valuation Date.

(f)  There shall be no duplication of the minimum  benefits  required under Code
     Section 416. Benefits shall be provided under defined contribution plans before under defined benefit plans. If a defined benefit plan (active or terminated) is part of the permissive or required aggregation group of plans, the allocation method of subparagraph (a) above shall apply, except that "3%" shall be increased to "5%."

(g)  There shall be no duplication of the minimum  benefits  required under Code
     Section 416. Benefits shall be provided under defined contribution plans before defined benefit plans. If a defined benefit plan (active or terminated) is part of the permissive or required aggregation group of plans, and if any Participant in the Plan would have his benefits limited due to the application of the Code limitation rule in Section 11.1 in a Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the allocation method of subparagraph (f) above shall apply, except that "5%" shall be increased to "7.5%."


13.4 VESTING. The provisions contained in Section 6.1 relating to vesting shall continue to apply in any Plan Year in which the Plan is a Top-Heavy Plan, and apply to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions and elective deferrals under
Section 4.1, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became a Top-Heavy Plan. Further, no reduction in vested benefits may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year and the vesting schedule is amended. In addition, if a Plan's status changes from a Top-Heavy Plan to that of a non-Top-Heavy Plan, a Participant with three (3) Years of Service shall continue to have his vested rights determined under the schedule which he selects, in the event the vesting schedule is subsequently amended.

Payment of a Participant's vested Account balance under this Section shall be made in accordance with the provisions of Article Seven.

                   ARTICLE FOURTEEN--MISCELLANEOUS PROVISIONS


14.1 PLAN DOES NOT AFFECT EMPLOYMENT. Neither the creation of this Plan, any amendment thereto, the creation of any fund nor the payment of benefits hereunder shall be construed as giving any legal or equitable right to any Employee or Participant against the Employer, its officers or Employees, or against the Trustee. All liabilities under this Plan shall be satisfied, if at all, only out of the Trust Fund held by the Trustee. Participation in the Plan shall not give any Participant any right to be retained in the employ of the Employer, and the Employer hereby expressly retains the right to hire and discharge any Employee at any time with or without cause, as if the Plan had not been adopted, and any such discharged Participant shall have only such rights or interests in the Trust Fund as may be specified herein.


14.2 SUCCESSOR TO THE EMPLOYER. In the event of the merger, consolidation, reorganization or sale of assets of the Employer, under circumstances in which a successor person, firm, or corporation shall carry on all or a substantial part of the business of the Employer, and such successor shall employ a substantial number of Employees of the Employer and shall elect to carry on the provisions of the Plan, such successor shall be substituted for the Employer under the terms and provisions of the Plan upon the filing in writing with the Trustee of its election to do so.


14.3 REPAYMENTS TO THE EMPLOYER. Notwithstanding any provisions of this Plan to the contrary:

(a) Any monies or other Plan assets attributable to any contribution made to this Plan by the Employer because of a mistake of fact shall be returned to the Employer within one (1) year after the date of contribution.

(b) Any monies or other Plan assets attributable to any contribution made to this Plan by the Employer shall be refunded to the Employer, to the extent such contribution is predicated on the deductibility thereof under the Code and the income tax deduction for such contribution is disallowed. Such amount shall be refunded within one (1) taxable year after the date of such disallowance or within one (1) year of the resolution of any judicial or administrative process with respect to the disallowance. All Employer contributions hereunder are expressly contributed based upon such contributions' deductibility under the Code.

However, the provisions of this Section shall not apply to elective deferrals made by a Participant under Section 4.1.


14.4 BENEFITS NOT ASSIGNABLE. Except as provided in Section 414(p) of the Code with respect to "qualified domestic relations orders," the rights of any Participant or his Beneficiary to any benefit or payment hereunder shall not be subject to voluntary or involuntary alienation or assignment.

With respect to any "qualified domestic relations order" relating to the Plan, the Plan shall permit distribution to an alternate payee under such order at any time, irrespective of whether the Participant has attained his "earliest retirement age" (within the meaning of Section 414(p)(4)(B) of the Code) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of his earliest retirement age shall, however, be available only if the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution. Nothing in this paragraph shall, however, give a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan or under said Section 414(p) of the Code.


14.5 MERGER OF PLANS. In the case of any merger or consolidation of this Plan with, or transfer of the assets or liabilities of the Plan to, any other plan, the terms of such merger, consolidation or transfer shall be such that each Participant would receive (in the event of termination of this Plan or its successor immediately thereafter) a benefit which is no less than what the Participant would have received in the event of termination of this Plan immediately before such merger, consolidation or transfer.


14.6 INVESTMENT EXPERIENCE NOT A FORFEITURE. The decrease in value of any Account due to adverse investment experience shall not be considered an impermissible "forfeiture" of any vested balance.


14.7 DISTRIBUTION TO LEGALLY INCAPACITATED. In the event any benefit is payable to a minor or to a person deemed to be incompetent or to a person otherwise under legal disability, or who is by sole reason of advanced age, illness, or other physical or mental incapacity incapable of handling the disposition of his property, the Administrator, may direct the Trustee to apply all or any portion of such benefit directly to the care, comfort, maintenance, support, education or use of such person or to pay or distribute the whole or any part of such benefit to (a) the spouse of such person, (b) the parent of such person, (c) the guardian, committee, or other legal representative, wherever appointed, of such person, (d) the person with whom such person shall reside, (e) any other person having the care and control of such person, or (f) such person. The receipt of any such payment or distribution shall be a complete discharge of liability for Plan obligations.


14.8 CONSTRUCTION. Wherever appropriate, the use of the masculine gender shall be extended to include the feminine and/or neuter or vice versa; and the singular form of words shall be extended to include the plural; and the plural shall be restricted to mean the singular.


14.9 GOVERNING DOCUMENTS. A Participant's rights shall be determined under the terms of the Plan as in effect at the Participant's date of separation from Service.

14.10 GOVERNING LAW. The provisions of this Plan shall be construed under the laws of the state of the situs of the Trust, except to the extent such laws are preempted by Federal law.


14.11 HEADINGS. The Article headings and Section numbers are included solely for ease of reference. If there is any conflict between such headings or numbers and the text of the Plan, the text shall control.


14.12 COUNTERPARTS. This Plan may be executed in any number of counterparts, each of which shall be deemed an original; said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.


14.13 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. In the event that all or any portion of the distribution payable to a Participant or to a Participant's Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator to ascertain the whereabouts of such Participant or Beneficiary, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, the amount so distributable shall be handled in the same manner as a forfeiture under Section 6.2 pursuant to this Plan. In the event a Participant or Beneficiary is located subsequent to the forfeiture of his Account balance, such Account balance shall be restored in accordance with the provisions of Section 6.2.


IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has caused this Plan to be executed on the ________________ day of _________________,
199___.


                                                  DAY RUNNER, INC.



                         By ___________________________
                                                     Authorized Officer




















                          DAY RUNNER, INC. 401(K) PLAN

                                 TRUST AGREEMENT

ARTICLE                                                                                                      PAGE

I        Establishment of Trust and Appointment and Acceptance of Trustee.........................................1
         1.01       Establishment of Trust........................................................................1
         1.02       Title of Trust................................................................................1
         1.03       Appointment and Acceptance of Trustee.........................................................1
         1.04       Effectiveness.................................................................................1

II       Fiduciaries..............................................................................................1

         2.01       Administrative and Investment Fiduciaries.....................................................1
         2.02       Identification of Fiduciaries and Designees...................................................2

III      Trust Fund 2

         3.01       Receipts......................................................................................2
         3.02       Trust ........................................................................................2
         3.03       Another Trust.................................................................................3

IV       Investments..............................................................................................3

         4.01       Investment Management.........................................................................3
         4.02       Investment Managers...........................................................................3
         4.03       Participant Direction.........................................................................3
         4.04       Selection of Investments......................................................................4
         4.05       Funds Awaiting Investment.....................................................................4
         4.06       Voting, Tendering and Other Rights............................................................4
         4.07       Services Through Affiliated Organizations.....................................................4
         4.08       Investment Directions.........................................................................5
         4.09       Custody of Participant Loan Documentation.....................................................5
         4.10       Common and Collective Trust Funds.............................................................5
         4.11       Mutual and Other Investment Funds.............................................................5

V        Disbursements, Administrative Directions and Expenses....................................................6

         5.01       Disbursements ................................................................................6
         5.02       Administrative Fiduciary's Directions.........................................................6
         5.03       Disputed Payments.............................................................................6
         5.04       Taxes.........................................................................................7
         5.05       Expenses of Administration....................................................................7







ARTICLE                                                                                                      PAGE

VI       Powers of Trustee........................................................................................7

         6.01       Nondiscretionary Investment Powers............................................................7
         6.02       Standard of Care.............................................................................10
         6.03       Location and Indicia of Ownership............................................................10

VII      Responsibilities, Agents, Indemnification and Bonding...................................................10

         7.01       Relationship of Fiduciaries..................................................................10
         7.02       Benefit of Participants......................................................................10
         7.03       Agents of Administrative Fiduciary and
                    Investment Fiduciary.........................................................................10
         7.04       Agents of Trustee............................................................................10
         7.05       Protection of Designees......................................................................10
         7.06       Bond.........................................................................................11
         7.07       Indemnification..............................................................................11
         7.08       Trustee's Reliance...........................................................................11
         7.09       Survival of Provisions.......................................................................11

VIII     Payments to Trustee and Agents..........................................................................11

         8.01       Payments to the Trustee......................................................................11
         8.02       Expenses and Compensation....................................................................12

IX       Records, Accountings and Valuations.....................................................................12

         9.01       Records......................................................................................12
         9.02       Accountings..................................................................................12
         9.03       Valuation....................................................................................13

X        Amendment and Termination of Trust......................................................................13

         10.01      Amendment....................................................................................13
         10.02      Termination..................................................................................13

XI       Resignation and Removal of Trustee......................................................................13

         11.01      Resignation..................................................................................13
         11.02      Removal......................................................................................14
         11.03      Appointment of a Successor...................................................................14
         11.04      Settlement of Account........................................................................14
         11.05      Termination of Responsibility and Liability..................................................14







ARTICLE                                                                                                      PAGE

XII      Miscellaneous...........................................................................................14

         12.01      Exclusive Benefit Rule.......................................................................14
         12.02      Conflict with Plan...........................................................................14
         12.03      Failure to Maintain Qualification............................................................15
         12.04      Appointment of a Successor...................................................................15
         12.05      Restriction on Alienation....................................................................15
         12.06      Payment on Court Order.......................................................................15
         12.07      Arbitration..................................................................................15
         12.08      Governing Law and Construction...............................................................16
         12.09      Successors and Assigns.......................................................................16
         12.10      Gender.......................................................................................16
         12.11      Headings.....................................................................................16
         12.12      Counterparts.................................................................................16
         12.13      Special, Indirect or Consequential Damages...................................................16
         12.14      Amendment, Modification or Waiver............................................................17

SCHEDULES

         A          Administrative and Investment Fiduciaries and Agents.........................................18
         B          Selection of Investments, Including Investment
                    for Funds Awaiting Investment and Default Investment.......................................19
         C          Voting of Employer Securities................................................................20
         D          Existing GICs/GACs...........................................................................21
         E          Trustee's Fees and Expenses and Allocation Method............................................22



                          DAY RUNNER, INC. 401(K) PLAN


                                 TRUST AGREEMENT


         This Trust Agreement is entered into as of July 1, 1998, by and between the Day Runner, Inc. (the "Sponsor") and New York Life Trust Company, a New York corporation (the "Trustee"), with respect to a trust ("Trust") forming part of the Day Runner, Inc. 401(k) Plan (the "Plan") and shall supersede any previous trust agreements.

         The Sponsor and the Trustee hereby agree as follows:


                                    ARTICLE I

                     ESTABLISHMENT OF TRUST AND APPOINTMENT
                            AND ACCEPTANCE OF TRUSTEE


1.01 Establishment of Trust. The Trust is intended to be a qualified trust under section 401(a) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and exempt from taxation pursuant to section 501(a) of the Code. If this Trust is established as a successor trust, the Trustee shall have no duty to ascertain the qualified status of any prior trust.

1.02 Title of Trust. The Trust shall be known as the Day Runner, Inc. 401(k) Trust.

1.03 Appointment and Acceptance of Trustee. The Sponsor hereby appoints New York Life Trust Company as Trustee of the Trust and represents that this Trust Agreement constitutes a legal, valid and binding obligation of the Sponsor.

         The Trustee accepts its appointment as Trustee hereunder.

1.04 Effectiveness. This Trust Agreement shall become effective as of July 1, 1998.


                                   ARTICLE II

                                   FIDUCIARIES


2.01 Administrative and Investment Fiduciaries. The Sponsor agrees that it shall appoint, by resolution of its Board of Directors, or other governing body, an Administrative Fiduciary and an Investment Fiduciary. The Sponsor further agrees that it shall ensure that such Administrative Fiduciary and Investment Fiduciary each adhere to their respective responsibilities set forth in this Trust Agreement. "Administrative Fiduciary" refers to the person(s) or entity which is responsible for the administration and operation of the Plan. "Investment Fiduciary" refers to the person(s) or entity which is responsible for the investment and management of Plan assets. The Administrative Fiduciary and the Investment Fiduciary may be the same person(s) or entity. If the Administrative and/or Investment Fiduciaries designated on Schedule A are not then serving, the Sponsor shall be the Administrative Fiduciary or the Investment Fiduciary or both, as the case may be. In no event shall the Trustee be either the Administrative Fiduciary or the Investment Fiduciary.

2.02 Identification of Fiduciaries and Designees. The Administrative Fiduciary and the Investment Fiduciary under the Plan shall each be identified to the Trustee by the Sponsor on Schedule A attached hereto, and specimen signatures of each member thereof, shall be provided to the Trustee by the Sponsor in a form acceptable to the Trustee. The Sponsor shall promptly give written notice to the Trustee of a change in the identity of the Administrative Fiduciary or Investment Fiduciary, or any member thereof, by submitting a revised Schedule A to the Trustee, and until such revised Schedule A is received by the Trustee, the Trustee shall be fully protected in assuming that the identity on Schedule A of the Administrative Fiduciary or Investment Fiduciary, and the members thereof, is unchanged. Each person authorized in accordance with the Plan to give a direction to the Trustee on behalf of the Administrative Fiduciary or the Investment Fiduciary shall be identified to the Trustee and such Schedule A shall contain a specimen of the signature of each such authorized person. The Trustee shall be entitled to rely on Schedule A as evidence of the identity and authority of the persons appointed until a revised Schedule A setting forth the appointment of a successor is received by the Trustee from the Sponsor, the Administrative Fiduciary, or Investment Fiduciary, as the case may be. A revision to Schedule A hereunder shall not require or constitute formal amendment of this Trust Agreement.


                                   ARTICLE III

                                   TRUST FUND

3.01 Receipts. The Trustee shall receive in cash or other assets acceptable to the Trustee, subject to any applicable minimum amount established by the Trustee, all contributions paid or delivered to it which are allocable under the Plan and to the Trust and all transfers paid or delivered under the Plan to the Trust from a predecessor trustee or another trust of a plan qualified under section 401(a) of the Code, provided that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto, as the Trustee may specify, the Trustee has received such reconciliation, allocation, investment or other information concerning, or such direction, contribution or representation with respect to, the contribution or transfer or the source thereof as the Trustee, in its sole discretion, may require. The Trustee shall have no duty or authority to (a) require any contributions or transfers to be made under the Plan or to the Trustee, (b) compute any amount to be contributed or transferred under the Plan to the Trustee, or (c) determine whether amounts received by the Trustee comply with the Plan. The Trustee shall not be responsible for any assets until it receives such assets.

3.02 Trust. The Trust shall consist of all money and other property acceptable to and received by the Trustee pursuant to Section 3.01 hereof, plus any income or gains on such assets and less any investment loss or expense, benefit or disbursement paid pursuant to this Trust Agreement or the Plan. The Trustee shall hold the Trust, without distinction between principal and income, as a nondiscretionary trustee pursuant to the terms of this Trust Agreement. The Trustee may use a general disbursement account for distributions from the Trust, without incurring any liability for payment of interest thereon, notwithstanding the Trustee's receipt of credit or interest in respect of funds held in such disbursement account.

3.03 Another Trust. If the Sponsor so elects, and the Trustee consents, the Sponsor may appoint another trustee under the Plan with respect to assets which the Sponsor desires to contribute or have transferred to the Trustee, but which the Trustee does not choose to accept. The Trustee shall discharge its duties and responsibilities solely with respect to those assets of the Trust delivered into its possession and, except pursuant to the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), shall have no duties or responsibilities or obligations with respect to property of the other trust nor any liability for the acts or omissions of the other trustee. As a condition to the Trustee's consent to the appointment of another trustee, the Sponsor shall assure that recordkeeping, distribution and reporting procedures are established on a coordinated basis between the Trustee and the other trustee as the Trustee considers necessary or appropriate with respect to the Trust.


                                   ARTICLE IV

                                   INVESTMENTS


4.01 Investment Management. The Investment Fiduciary shall manage the investment of the Trust except insofar as (a) a person (an "Investment Manager") who meets the requirements of section 3(38) of ERISA has authority to manage Trust assets as referred to in Section 4.02 hereof, or (b) the Plan provides for participant or beneficiary direction of the investment of assets allocable under the Plan to the accounts of such participants and beneficiaries. Except as may otherwise be required by ERISA, the Trustee shall invest the Trust as directed by the Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, and the Trustee shall have no discretionary control over, nor any other discretion regarding, the investment or reinvestment of any asset of the Trust.

4.02 Investment Managers. Notwithstanding any provision of the Plan to the contrary, the Investment Fiduciary may appoint one or more Investment
         Managers, who may be an affiliate of the Trustee, provided such appointment does not violate any law or regulation, to direct the Trustee in the investment of all or a specified portion of the assets of the Trust. Any such Investment Manager shall be directed by the Investment Fiduciary to act in accordance with the procedures referred to in Section 4.08. The Investment Fiduciary shall notify the Trustee in writing before the effectiveness of the appointment or removal of any Investment Manager.

         If there is more than one Investment Manager whose appointment is effective under the Plan at any one time, the Trustee shall, upon written instructions from the Investment Fiduciary, establish separate funds for control by each such Investment Manager. The funds shall consist of those Trust assets designated by the Investment Fiduciary.

4.03 Participant Direction. In the event the Plan provides for participant or beneficiary direction of investment of assets allocable under the Plan to the accounts of such participants and beneficiaries, such information as the Trustee may specify shall be provided by the Sponsor or the Administrative Fiduciary to the Trustee, and/or such other person(s) as are necessary, for the implementation of the directions in accordance with procedures established by the Trustee.

4.04 Selection of Investments. The Investment Fiduciary or any duly appointed Investment Manager, as the case may be, shall set forth on Schedule B attached hereto, those investments, from among the permitted investments listed in Section 6.01 hereof and subject to the Trustee's acceptance of such investments, in which the assets of the Trust shall be invested. Schedule B may be revised from time to time in writing by the Investment Fiduciary or any duly appointed Investment Manager, as the case may be, and delivered to the Trustee, without formal amendment of this Trust Agreement. Notwithstanding the permissible investments listed in Section 6.01 hereof, the Trustee may limit the categories of assets in which the Trust may be invested.

4.05 Funds Awaiting Investment. It is understood that the Trustee may, from time to time, have on hand funds which are received as contributions or transfers to the Trust, including IRA rollovers, which are awaiting investment, or funds from the sale of Trust assets which are awaiting reinvestment. Absent receipt by the Trustee of a direction from the proper person for the investment or reinvestment of such funds or otherwise prior to the application of funds in implementation of such a direction, the Trustee shall cause such funds to be invested in the MainStay Institutional Money Market Fund (Institutional Class). The Investment Fiduciary or duly appointed Investment Manager, as the case may be, hereby acknowledges that it has read or will have read the then current prospectus (or similar disclosure document) for said fund.

4.06 Voting, Tendering and Other Rights. Unless directed otherwise in writing by the Sponsor or the Investment Fiduciary, the Trustee shall vote all proxy and other materials for all securities held by the Trust, other than "employer securities" (within the meaning of Section 407(d)(1) of ERISA) in accordance with the recommendations made by the common or collective trust's or mutual fund's board of trustees, board of directors, or other governing body. If all or any part of the Trust Fund consists of "employer securities" (within the meaning of Section 407(d)(1) of ERISA), the voting of such securities shall be made in accordance with the provisions of Schedule C of this Trust Agreement. Except as required under ERISA, the Trustee shall follow all directions in this Section 4.06 and shall have no duty to exercise voting or other rights relating to any such security or other asset.

4.07 Services Through Affiliated Organizations. The Trustee may enter into agreements with New York Life Insurance Company ("NYLIFE"), NYLIFE Securities Inc. ("Broker"), NYLIFE Distributors, Inc. ("Underwriter"), and any of their affiliates and/or subsidiaries, successors and assigns for the provision of services to the Trust. The Trustee is specifically authorized to place securities orders, settle securities trades, hold securities in custody and perform related activities on behalf of the Trust through or by the Broker. The Broker shall perform such acts for the participants' accounts only if the Investment Fiduciary has designated the Broker as the brokerage firm for participants' accounts under the Plan and the Investment Fiduciary and participants have received disclosure as described in this Section 4.07.

         Trades and related activities effected through the Broker shall be subject to fees and commissions established by the Broker, which may be paid from the Trust or netted from the proceeds of trades.

         No trades shall be executed through the Broker or other services provided unless the Sponsor or Investment Fiduciary has received disclosure concerning the relationship of NYLIFE, Broker, Underwriter, or their affiliates, as the case may be, to the Trustee, and notice of the fees and commissions that may be paid to NYLIFE, the Broker, the Underwriter, Trustee and/or their affiliates or subsidiaries.

4.08 Investment Directions. Directions for the investment or reinvestment of Trust assets from the Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, shall be communicated to, and implemented by, the Trustee, the Trustee's designee or, with the Trustee's consent, a broker/dealer designated for the purpose by the Investment Fiduciary. Communication of any such direction to the Trustee or to such a designee or broker/dealer shall be in a manner acceptable to the Trustee and shall conclusively be deemed an authorization to the Trustee, such designee or broker/dealer to implement the direction. The Trustee shall have no liability for it or any other person following such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person directing the investment or reinvestment of Trust assets or making or failing to make any direction referred to in Section 4.06. Neither shall the Trustee have any duty or obligation to review any such investment or other direction, act or omission or, except upon receipt of a proper direction, to invest or otherwise manage any asset of the Trust which is subject to the control of any such person or to exercise any voting or other right referred to in Section 4.06.

         In the event no direction is received with respect to investment or reinvestment of uninvested Trust assets, such assets shall be invested by the Trustee in the investment specified on Schedule B attached hereto.

4.09 Custody of Participant Loan Documentation. If participant loans are permitted under the Plan, the Administrative Fiduciary or New York Life Benefit Services, Inc. ("NYLBSI"), an affiliate of the Trustee, may act as the Trustee's agent for the purpose of holding all participant loan notes and related documentation and as such shall (a) hold physical custody of and keep safe the notes and other loan documents, (b) collect and remit all principal and interest payments to the Trustee,
         (c) keep the proceeds of such loans separate from the other assets of the Administrative Fiduciary and clearly identify such assets as Plan assets, (d) advise the Trustee of the date, amount and payee of the checks to be drawn representing loans, and (e) cancel and surrender the notes and other loan documentation when a loan has been paid in full.

4.10 Common and Collective Trust Funds. The Investment Fiduciary may direct the Trustee to invest the assets of the Trust in a common or collective trust established for the investment of the assets of employee benefit plans qualified under Section 401(a) of the Code, individual retirement accounts under section 408(a) of the Code and plans of governmental units described in section 818(a)(6) of the Code maintained by the Trustee or its affiliates. The documents governing any such common or collective trust fund in which Trust assets have been invested are hereby incorporated into this Trust Agreement by reference.

4.11 Mutual and Other Investment Funds. The Investment Fiduciary may direct the Trustee to purchase shares of a regulated investment company, or an interest in another pooled investment fund (individually and collectively referred to hereafter as "Investment Fund") advised, managed or offered by NYLIFE, Broker, Underwriter or Trustee, or an affiliate or subsidiary of any of them. If any such Investment Fund held on behalf of the Trust or a participant account is terminated or reorganized, or a new series or class of such Investment Fund is issued, pursuant to the terms set forth in the prospectus, statement of additional information or other documents governing such Investment Fund, the Trustee shall be authorized to surrender any shares or interests in such Investment Fund, and accept and hold shares or interests of equivalent value issued in connection with such termination, reorganization or issuance on behalf of the Trust and participant accounts, as applicable.

         The Sponsor acknowledges that the Investment Fiduciary and the participants, if appropriate, have received a copy of the prospectus or other similar disclosure document for each Investment Fund selected by the Investment Fiduciary, any duly appointed Investment Manager, or the participants, as the case may be.

         Purchases and sales of units of Investment Funds (other than for exchanges) shall be made on the date on which the Trustee receives from the Sponsor or Investment Fiduciary, in good order, all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received the funds necessary to make such purchase).


                                    ARTICLE V

              DISBURSEMENTS, ADMINISTRATIVE DIRECTIONS AND EXPENSES

5.01 Disbursements. Disbursements of money or property from the Trust shall be made by the Trustee upon direction from the Administrative Fiduciary or its designee. Disbursements by the Trustee shall be transmitted to the Administrative Fiduciary or its designee for delivery to the proper payees or to payee addresses supplied by the Administrative Fiduciary or its designee, and the Trustee's obligation to make such payments shall be satisfied upon such transmittal. The Trustee shall have no obligation to determine the identity of persons entitled to disbursements under the Plan or their addresses furnished by the Administrative Fiduciary, its designee or agent in accordance with the terms of this Trust. The Trustee shall not be required to make any disbursement in excess of the liquidated value of the Trust at the time of the disbursement. The Trustee shall not be responsible for the adequacy of the Trust to meet and discharge any and all disbursements and liabilities under the Plan.

5.02 Administrative Fiduciary's Directions. Directions from or on behalf of the Administrative Fiduciary or its designee shall be communicated to the Trustee or the Trustee's designee only in a manner and in accordance with procedures acceptable to the Trustee. The Trustee's designee shall be empowered to implement any such directions, provided they are in accordance with procedures acceptable to the Trustee. The Trustee shall have no liability for following any such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person making or failing to make any directions under the Plan or this Trust Agreement nor any duty or obligation to review any such direction, act or omission.

5.03 Disputed Payments. If a dispute arises over the propriety of the Trustee making any payment from the Trust, the Trustee may withhold the payment until the dispute has been resolved by a court of competent jurisdiction or settled by the parties to the dispute. The Trustee may consult legal counsel and shall be fully protected in acting upon the advice of counsel. The Sponsor hereby indemnifies the Trustee pursuant to Section 7.07 of this Trust Agreement for any acts taken or failed to be taken in good faith by the Trustee under this Section 5.03.

5.04 Taxes. The Trustee is authorized, with or without direction from the Administrative Fiduciary or any other person, to deduct from and charge against the Trust any taxes or assessments by any lawful taxing or governmental authority, including interest and penalties with respect thereto, which may be imposed upon the Trust or any account or the income thereof, or which the Trustee is required to pay with respect to the interest of any person therein, under existing or future laws. The Trustee shall have full power to pay any such tax or assessment, in the case of an individual account plan as defined in section 3(34) of ERISA, only out of any money or other property in the account of the person whose interest is liable therefor, provided that at least fifteen (15) days prior to making such payment the Trustee shall give notice to the Administrative Fiduciary of its intention to make such payment. Until paid, such taxes shall be a lien against the Trust. The Trustee shall not be personally liable for any such taxes, charges or assessments.

5.05 Expenses of Administration. Expenses incurred by the Sponsor, Administrative Fiduciary, Investment Fiduciary, any Investment Manager designated pursuant to Section 4.02, or any other persons designated to act on behalf of the Sponsor, Administrative Fiduciary or Investment Fiduciary, including reimbursement for expenses incurred in the performance of their respective duties shall be paid from the Trust unless paid directly by the Sponsor.


                                   ARTICLE VI

                                POWERS OF TRUSTEE

6.01 Nondiscretionary Investment Powers. At the direction of the person authorized to direct such action as referred to in Article IV hereof, but limited to those assets or categories of assets acceptable to the Trustee as referred to in Sections 3.01 and 4.04, the Trustee, or the Trustee's designee or a broker/dealer as referred to in Section 4.07 and 4.08, is authorized and empowered:

         (a) To invest and reinvest the Trust Fund, together with the income therefrom, in:

                (i)   Common  stock,  preferred  stock,   convertible  preferred
                      stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness;

                (ii)  Bank investment contracts;

                (iii) Shares of regulated investment companies,  including those
                      advised,   managed  or  offered  by  the  Trustee,  or  an
                      affiliate of the Trustee;

                (iv) Common, pooled, group or commingled investment funds established for the investment of the assets of employee benefit plans qualified under section 401 of the Code, individual retirement accounts under section 408(a) of the Code and plans of governmental units described in section 818(a)(6) of the Code maintained by the Trustee or its affiliates. The commingling of assets of this Trust with assets of other qualified trusts in such funds is hereby specifically authorized; provided, however, the declaration of trust establishing any such fund, as amended from time to time, will be a part of this Trust Agreement;

                (v) Options to buy or sell securities or other assets, provided same are within regulated investment companies or common, pooled, group or commingled investment funds;

                (vi) Notes evidencing loans to participants in accordance with the terms of the Plan;

                (vii) Equity  securities  issued by the Sponsor or an  affiliate which are "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA, as amended;


                (viii)Stable  value  investments,  whether  or not  issued by an affiliate of the Trustee, including, without limitation, separate account contracts, guaranteed investment contracts ("GICs"), and synthetic guaranteed investment contracts ("synthetic GICs");


                (ix) Guaranteed investment and annuity contracts heretofore entered into by the predecessor trustee and specifically identified on Schedule D attached hereto ("Existing GICs") provided, however, that the Investment Fiduciary hereby directs the Trustee to continue to hold such Existing GICs until the Investment Fiduciary directs otherwise, it being expressly understood that such direction is given in accordance with Section 403(a) of ERISA; and

                (x)   Other   marketable   securities   traded  on  a   national
                      securities exchange which are acceptable to the Trustee.

         (b) To sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

         (c) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees or to be held in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

         (d) To keep that portion of the Trust in cash or cash balances as the Investment Fiduciary may, from time to time, deem to be in the best interest of the Trust.

         (e) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

         (f) To consent to or participate in any plans for the reorganization, recapitalization, consolidation or merger, or sale or lease of assets of any corporation, any security of which is held in the Trust, and to pay any and all costs and assessments imposed upon the owners of such securities as a condition of their participation therein, and to consent to any contract, lease, mortgage, purchase or sale of property, by or between such corporation and any other corporation or person.

         (g) To grant options to purchase any property.

         (h) To foreclose any obligation by judicial proceedings or otherwise.

         (i) To disclose any information concerning the existence, condition, management and administration of the assets of the Trust as may be required by law or as may be necessary to prepare any reports required by law.

         (j) To lend, through a common, collective, or Investment Fund, any securities held in such fund to brokers, dealers or other borrowers and to permit the loaned securities to be transferred into the name and custody and be voted by the borrower or others.

         (k) To retain any assets in the Trust for such period of time as the Trustee deems appropriate.

         (l)    To  exercise  or  dispose  of  any   conversion   privilege   or
                subscription right which the Trustee may have as a holder of any security or otherwise.

         (m) To deposit any security in any voting trust or under any pooling agreement or with any protective or reorganization committee, or with depositories designated by such trust, agreement or committee, and to delegate such power and authority with relation thereto as the Trustee may deem proper, and to agree to pay and to pay out of the Trust assets such portion of the expenses and compensation of such trust, agreement or committee as the Trustee may deem proper.

         (n) To execute and deliver any general or specific proxies or powers of attorney, with or without power of substitution, to such person or persons as the Trustee may deem proper, granting to such persons such power and authority with relation to any property or securities at any time held by the Trust as the Trustee may deem proper.

         (o) To borrow money from any source other than a "party in interest" (as such term is defined by Section 3(14) of ERISA) with or without giving security, and to encumber the Trust assets by mortgage, deed of trust, pledge or otherwise.

         (p) To renew or extend the time of payments of any obligation due or becoming due.

         (q) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

         (r) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Trust Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

         (s) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of this Trust Agreement.

6.02 Standard of Care. The Trustee shall discharge its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. As a directed trustee, the Trustee assumes no responsibility and shall not be liable for any losses sustained by the Trust by reason of the purchase, retention, sale or exchange of any investment in accordance with the provisions of this Trust Agreement and in accordance with ERISA and the regulations promulgated thereunder.

6.03 Location and Indicia of Ownership. Except as permitted by ERISA, the Trustee shall not maintain the indicia of ownership of any assets of the Trust outside the jurisdiction of the district courts of the United States.



                                   ARTICLE VII

              RESPONSIBILITIES, AGENTS, INDEMNIFICATION AND BONDING

7.01 Relationship of Fiduciaries. Each fiduciary of the Plan and this Trust shall be solely responsible for its own acts or omissions. The Trustee shall have no duty to question any other Plan fiduciary's performance of fiduciary duties allocated to such other fiduciary pursuant to the Plan or this Trust Agreement. The Trustee shall not be responsible for a breach of responsibility by any other Plan fiduciary except as provided for in ERISA.

7.02 Benefit of Participants. Each fiduciary, within the meaning of the Code and ERISA, shall discharge its duties with respect to the Trust solely in the interest of participants in the Plan and their beneficiaries and for the exclusive purpose of providing benefits to such participants and beneficiaries and defraying reasonable expenses of administering the Plan.

7.03 Agents of Administrative Fiduciary and Investment Fiduciary. The Administrative Fiduciary and the Investment Fiduciary may use agents, as identified in Schedule A attached hereto, for the purpose of satisfying its responsibilities under the terms of the Plan and this Trust Agreement. The direction of the Trustee by any such agent shall have the same effect as if made directly by the Administrative Fiduciary or Investment Fiduciary, as appropriate, under this Trust Agreement. In connection herewith, the Sponsor hereby designates NYLBSI, by its authorized individuals, as the party who may provide the Trustee with directions from the Administrative Fiduciary and Investment Fiduciary upon which the Trustee will be fully protected in relying to the extent consistent with this Trust Agreement. The signature of each authorized NYLBSI individual will be provided and certified to the Trustee by NYLBSI.

7.04 Agents of Trustee. The Sponsor, Administrative Fiduciary and Investment Fiduciary acknowledge and authorize the Trustee to use and employ agents, including its affiliates, in the performance of its responsibilities under this Agreement. The expenses and compensation for the services of any such agent as specified in Schedule E attached hereto, shall be paid from the Trust unless paid directly by the Sponsor as set forth in Section 8.01 of this Trust Agreement.

7.05 Protection of Designees. To the extent that any designee of the Trustee is performing a function of the Trustee under this Trust Agreement, the designee shall have the benefit of all of the applicable limitations on the scope of the Trustee's duties and liabilities, all applicable rights of indemnification granted hereunder to the Trustee and all other applicable protections of any nature afforded to the Trustee provided the designation is pursuant to this Trust Agreement and consistent with the requirements of ERISA.

7.06 Bond. The Trustee hereby warrants that it complies with the bonding provisions of Section 412 of ERISA.

7.07 Indemnification. The Sponsor hereby indemnifies the Trustee against, and shall hold the Trustee harmless from, any and all loss, claim, liability, and expense, including reasonable attorneys fees, imposed upon the Trustee or incurred by the Trustee as a result of any acts taken, or any failure to act, in accordance with directions from the Administrative Fiduciary, Investment Fiduciary, Investment Manager or any other person specified in Article IV or V hereof, or any designee of any such person, or by reason of the Trustee's good faith execution of its duties with respect to the Trust, including, but not limited to, its holding of assets of the Trust as provided for in Section 3.02, the Sponsor's obligations in the foregoing regard to be satisfied promptly on request by the Trustee, provided that in the event that the loss, claim, liability or expense involved is determined by a no longer appealable final judgment entered in a lawsuit or proceeding to have resulted from the negligence or willful misconduct of the Trustee, the Trustee shall promptly thereafter return to the Sponsor any amount previously received by the Trustee under this Section with respect to such loss, claim, liability or expense.

7.08 Trustee's Reliance. The Trustee shall have no duty to inquire whether directions by the Sponsor, the Administrative Fiduciary, the Investment Fiduciary or any other person conform to the Plan, and the Trustee shall be fully protected in relying on such direction communicated in accordance with procedures acceptable to the Trustee from any person who the Trustee reasonably believes is a proper person to give the direction. The Trustee shall have no liability to any participant, any beneficiary or any other person for payments made, any failure to make payments, or any discontinuance of payments, on direction of the Administrative Fiduciary, the Investment Fiduciary or any designee of either of them, or for any failure to make payments in the absence of directions from the Administrative Fiduciary or any person responsible for or purporting to be responsible for directing the investment of Trust assets. The Trustee shall have no obligation to request proper directions from any person. The Trustee may request instructions from the Administrative Fiduciary or the Investment Fiduciary and shall have no duty to act or liability for failure to act if such instructions are not forthcoming.

7.09 Survival of Provisions.The provisions of this Article VII shall survive the termination of this Trust Agreement.


                                  ARTICLE VIII

                         PAYMENTS TO TRUSTEE AND AGENTS

8.01 Payments to the Trustee. The Sponsor understands and acknowledges that the Trustee's fees would be higher if the Trustee did not receive credit and/or interest on aggregate cash balances the Trustee has on deposit with a third party bank in respect of the Trust either (i) with respect to funds awaiting investment or reinvestment, where such funds are received by the Trustee on any day after the close of the New York Stock Exchange, or (ii) with respect to funds pending distribution from the Trust. Except as otherwise provided by ERISA, regulations promulgated thereunder, and interpretations by the Department of Labor, the Sponsor hereby authorizes the Trust to pay the Trustee, as compensation hereunder, the Trust's prorata portion of any such credit or interest and such additional amount as is set forth on Schedule E attached hereto, as amended from time to time in writing. In addition, the Trustee shall be entitled to reimbursement for all reasonable expenses incurred by it in the performance of its duties hereunder, including reasonable fees for legal services rendered to the Trustee (whether in connection with any litigation or otherwise), and all other proper charges and disbursements.

         At the election of the Sponsor, as set forth on Schedule E attached hereto, the Sponsor shall pay such compensation and expenses within 60 days of presentation of the Trustee's statement. Alternatively, the Sponsor may elect on Schedule E to have such compensation and expenses withdrawn from the Trust by the Trustee. If the Sponsor elects to pay such expenses and does not do so within 60 days of presentation of the Trustee's statement, such compensation and expenses shall be a charge upon the Trust and shall be withdrawn from the Trust by the Trustee, without direction from the Administrative Fiduciary or any other person. The Trustee is specifically authorized to sell such Trust assets as are necessary to pay all amounts due under this Article VIII.

8.02 Expenses and Compensation. The Trustee shall not be obligated to transfer Trust assets until the Trustee is provided assurance by the Sponsor satisfactory to the Trustee that all fees and expenses reasonably anticipated will be paid.


                                   ARTICLE IX

                       RECORDS, ACCOUNTINGS AND VALUATIONS

9.01 Records. The Trustee shall maintain or cause to be maintained records generated by the Trustee and accounts of all Trust transactions and assets. The records and accounts of all Trust transactions and assets shall be available at reasonable times during normal business hours for inspection or audit by the Administrative Fiduciary and the Investment Fiduciary or any person designated for the purpose by either of them.

9.02 Accountings. The Trustee shall, not less than quarterly, and within 90 days following the close of each fiscal year of the Plan or the effective date of the removal or resignation of the Trustee, file with the Administrative Fiduciary a written accounting setting forth all transactions since the end of the period covered by the last previous accounting. The accounting shall include a listing of the assets of the Trust showing the value of such assets at the close of the period covered by the accounting. On direction of the Administrative Fiduciary, and if previously agreed to by the Trustee in writing, the Trustee shall submit to the Administrative Fiduciary interim valuations, reports or other information pertaining to the Trust.

         The Administrative Fiduciary may approve the accounting by written approval delivered to the Trustee or by failure to deliver written objections to the Trustee within 60 days after receipt of the accounting. Any such approval shall be binding on the Sponsor, the Administrative Fiduciary, the Investment Fiduciary and, to the extent permitted by ERISA, all other persons.

9.03 Valuation. The assets of the Trust shall be valued as of each valuation date as specified under the Plan at fair market value as determined by the Trustee based upon such sources of information as it may deem reliable. The reasonable costs incurred in establishing values of the Trust shall be a charge against the Trust, unless paid by the Sponsor pursuant to Section 8.01 hereof.

         Except as otherwise provided by ERISA and regulations promulgated thereunder, the Trustee, may, when unable to arrive at a value based upon information from independent sources, rely upon information from the Sponsor, Administrative Fiduciary, Investment Fiduciary, appraisers, or other sources, and shall not incur any liability for inaccurate valuation based in good faith upon such information.


                                    ARTICLE X

                       AMENDMENT AND TERMINATION OF TRUST

10.01 Amendment. This Trust Agreement may be amended by agreement between the Trustee and the Sponsor, provided that no amendment of this Trust Agreement or the Plan shall be effective which would (a) cause any assets of the Trust to be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries other than an amendment permissible under the Code and ERISA, or (b) affect the rights, duties, responsibilities, obligations or liabilities of the Trustee without the Trustee's written consent. The Sponsor shall amend this Trust Agreement as requested by the Trustee to reflect changes in law which counsel for the Trustee advises the Trustee require such changes. Any proposed amendment under consideration by the Sponsor shall be communicated to the Trustee in writing to permit the Trustee to review and comment thereon in due course before the Sponsor acts on the proposed amendment. Final amendments to the Trust Agreement or a certified copy thereof shall be delivered to the Trustee promptly after adoption by the Sponsor.

         NYLBSI is authorized to act as the Trustee's agent for the purpose of holding an original executed copy of the Plan and all amendments of the Plan. The Sponsor, prior to the execution of this Trust Agreement by both parties, has delivered to NYLBSI the text of the Plan and all amendments of the Plan as in effect as of the date of this Trust Agreement. The Sponsor shall deliver to NYLBSI promptly after adoption thereof a certified copy of each other amendment of the Plan.

10.02 Termination. The Trust may be terminated by the Sponsor upon at least 60 days written notice to the Trustee. Upon such termination, and subject to Section 12.01 hereof, the Trust shall be distributed as directed by the Administrative Fiduciary.


                                   ARTICLE XI

                       RESIGNATION AND REMOVAL OF TRUSTEE

11.01 Resignation. The Trustee may resign at any time upon at least 60 days written notice to the Sponsor, unless the parties agree to a shorter period.

11.02 Removal The Sponsor may remove the Trustee upon at least 60 days written notice to the Trustee, unless the parties agree to a shorter period.

11.03 Appointment of a Successor. Upon resignation or removal of the Trustee, the Sponsor shall appoint a successor trustee. Upon failure of the Sponsor to appoint, or the failure of the effectiveness of the appointment by the Sponsor of, a successor trustee by the effective date of the resignation or removal, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor.

         Promptly after receipt by the Trustee of notice of the effectiveness of the appointment of the successor trustee, the Trustee shall deliver to the successor trustee such records as may be reasonably requested to enable the successor trustee to properly administer the Trust and all property of the Trust after deducting therefrom such amounts as the Trustee deems necessary to provide for expenses, taxes, compensation or other amounts due to or by the Trustee pursuant to Sections 4.06, 5.04,
         5.05 and 8.01 hereof not paid by the Sponsor prior to the delivery, provided such expenses, taxes, compensation or other amounts are reasonable and such deduction is consistent with the requirements of ERISA.

11.04 Settlement of Account. Upon resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its account, which settlement shall be made by a settlement agreement between the Trustee and the Sponsor or, if no settlement is reached within 60 days, by a judicial settlement in an action instituted by the Trustee. The Sponsor shall bear their costs of any such judicial settlement. The parties shall bear the fees of their own attorneys.

11.05 Termination of Responsibility and Liability. Upon settlement of the account and transfer of the Trust to the successor trustee, all rights and privileges under this Trust Agreement shall vest in the successor trustee and all responsibility and liability of the Trustee with respect to the Trust and assets thereof shall, except as otherwise required by ERISA, terminate subject only to the requirement that the Trustee execute all necessary documents to transfer the Trust assets to the successor trustee.


                                   ARTICLE XII

                                  MISCELLANEOUS

12.01 Exclusive Benefit Rule. Except as otherwise provided in this Trust Agreement or permitted or required by ERISA or the Code, no asset of this Trust shall be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries or for the reasonable expenses of administering the Plan and Trust until all liabilities for benefits due Plan participants or their beneficiaries have been satisfied.

         Notwithstanding the foregoing, the Trustee shall, upon the written direction of the Administrative Fiduciary which shall include a certification that such action is proper under the Plan, ERISA and the Code specifying any relevant sections thereof, return to the Sponsor any amount referred to in section 403(c)(2) of ERISA or excess sums contributed to the Trust as a result of a mistake of fact.

12.02 Conflict with Plan. The rights, duties, responsibilities, obligations and liabilities of the Trustee are as set forth in this Trust Agreement, and no provision of the Plan or any other document shall be deemed to affect such rights, duties, responsibilities, obligations and liabilities. If there is a conflict between provisions of the Plan and this Trust Agreement with respect to any subject involving the Trustee, including but not limited to the responsibility, authority or powers of the Trustee, the provisions of this Trust Agreement shall be controlling.

12.03 Failure to Maintain Qualification. If the Plan fails to qualify as a qualified plan under section 401(a) of the Code, or loses its status as such a qualified plan, the Sponsor shall immediately so notify the Trustee, and the Trustee shall, without further notice or direction, remove the Trust assets from any common or collective trust fund for investments by qualified trusts. Absent receipt by the Trustee of a direction from the proper person(s) for the investment of such removed assets, the Trustee shall cause such removed assets to be invested in accordance with Section 4.05.

12.04 Appointment of a Successor. Any action to be taken under this Trust Agreement by a Sponsor or other person which is: (a) a corporation shall be taken by the board of directors of the corporation or any person or persons duly empowered by the board of directors to take the action involved, (b) a partnership shall be taken by an authorized general partner of the partnership, (c) a sole proprietorship by the sole proprietor, and (d) a committee shall be taken (i) at a meeting at which a quorum is present by the vote or concurrence of a majority of the members present or (ii) without a meeting by unanimous written consent of the members.

12.05 Restriction on Alienation. Except as provided in Section 12.06 hereof, under section 401(a)(13) of the Code or other provision of ERISA, the interest of any Plan participant or beneficiary in the Trust shall not be subject to the claims of such person's creditors and may not be assigned, sold, transferred, alienated or encumbered. Any attempt to do so shall be void; and the Trustee shall disregard any attempt. Trust assets shall not in any manner be liable for or subject to debts, contracts, liabilities, engagement or torts of any Plan participant or beneficiary, and benefits shall not be considered an asset of any such a person in the event of the person's insolvency or bankruptcy.

12.06 Payment on Court Order. The Trustee is authorized to make any payments directed by court order in any action in which the Trustee is a party or pursuant to a domestic relations order that has been determined by the administrator of the Plan to constitute a "qualified domestic relations order" under section 414(p) of the Code; provided that the Trustee shall not make such payment if the Trustee is indemnified and held harmless by the Sponsor in a manner satisfactory to the Trustee against all consequences of such failure to pay. The Trustee is not obligated to defend actions in which the Trustee is named but shall notify the Sponsor or Administrative Fiduciary of any such action and may tender defense of the action to the Sponsor, Administrative Fiduciary or the participant or beneficiary whose interest is affected. The Trustee may in its discretion defend any action in which the Trustee is named and any expenses, including reasonable attorneys fees, incurred by the Trustee in that connection shall be paid or reimbursed in accordance with Section 8.01 hereof.

12.07 Arbitration. The Sponsor hereby agrees that all controversies or claims that may arise between the Sponsor and the Trustee and its affiliates in connection with the Trust shall be settled by arbitration. The Sponsor further agrees that the arbitration shall be held in the State, City and County of New York and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New York law.

         The arbitration shall be submitted to a panel (the "Panel") consisting of one arbitrator appointed by the claimant(s), one arbitrator appointed by the respondent(s) and a third arbitrator (the "neutral arbitrator") chosen by the party-appointed arbitrators. The Panel shall be impartial and disinterested. The arbitrators shall be persons who are experienced and knowledgeable in securities and trust or pension law and shall be attorneys duly licensed to practice law in one or more states.

         The Panel shall not have the authority to grant any remedy which contravenes or changes any term of this Trust Agreement and shall not have the authority to award punitive, exemplary or extracontractual damages under any circumstances. Each party shall bear the expense of the arbitrator selected by it and shall jointly and equally bear the expenses of the neutral arbitrator and of any stenographer present at the arbitration. The remaining costs of the arbitration shall be finally allocated by the Panel, except that the Panel shall not have the power to award attorney's fees.

         The Panel shall render its decision within 30 days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the majority shall be final and binding. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

12.08 Governing Law and Construction. This Trust Agreement and the Trust shall by construed, administered and governed under ERISA and other pertinent federal law, and to the extent that federal law is inapplicable, under the laws of the State of New York. If any provision of this Trust Agreement is susceptible to more than one interpretation, the interpretation to be given is that which is consistent with the Trust being a qualified trust under section 401(a) of the Code. If any provision of this Trust Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective to the extent possible under the circumstances.

12.09 Successors and Assigns. This Trust Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

12.10 Gender. As used in this Trust Agreement, the masculine gender shall include the feminine and the neuter genders and the singular shall include the plural and the plural the singular as the context requires.

12.11 Headings. Headings and subheadings in this Trust Agreement are for convenience of reference only and are not to be considered in the construction of the provisions of the Trust Agreement.

12.12 Counterparts. This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and these counterparts shall constitute one and the same instrument which may be sufficiently evidenced by any one counterpart.

12.13 Special, Indirect or Consequential Damages. No party to this Trust Agreement shall be liable to any other party for special, indirect or consequential damages under any provision of this Trust Agreement or for any special, indirect or consequential damages arising out of any act or failure to act hereunder.

12.14 Amendment, Modification or Waiver. This Trust Agreement may be amended or modified at any time and from time to time, and any term or condition of this Trust Agreement may be amended, modified or waived only by a written agreement executed by an authorized representative of each party. Any waiver by either party of any requirement hereunder shall not be deemed to be a continuing waiver nor waiver of any other term or condition of this Trust Agreement.



IN WITNESS WHEREOF, the Sponsor and the Trustee have executed this Trust Agreement each by action of a duly authorized person.

                             DAY RUNNER, INC.


                             By:      __________________________________________


                             Name:


                             Title:   __________________________________________
                                               NEW YORK LIFE TRUST COMPANY
                                                     NEW YORK, NY

                             By:      __________________________________________
                                          William V. Zaleski, President & C.E.O.
                                                New York Life Trust Company

22
Effective as of: July 1, 1998

                                   SCHEDULE A

              ADMINISTRATIVE AND INVESTMENT FIDUCIARIES AND AGENTS



In accordance with Sections 2.02 and 7.03 of the Trust Agreement, the following persons are hereby designated to act singly and/or jointly, on behalf of the
Plan:

ADMINISTRATIVE FIDUCIARY:

Name: Cyndi Mikkelson    Signature:     _______________________________________
Name: Dennis Marquardt   Signature:     _______________________________________
Name: Charles Miller     Signature:     _______________________________________
Name: Harold Pierce      Signature:     _______________________________________

AGENT OF ADMINISTRATIVE FIDUCIARY:

New York Life Benefit Services, Inc., by its authorized individuals, signatures of such individuals being on file with New York Life Trust Company.

INVESTMENT FIDUCIARY:

Name: Dennis Marquardt   Signature:     _______________________________________
Name: Charles Miller     Signature:     _______________________________________
Name: Harold Pierce      Signature:     _______________________________________

AGENT OF INVESTMENT FIDUCIARY:

New York Life Benefit Services, Inc., by its authorized individuals, signatures of such individuals being on file with New York Life Trust Company.

INVESTMENT MANAGER(S): - N/A

BROKER: - N/A_____

OTHER: - N/A

                                   SCHEDULE B

            SELECTION OF INVESTMENTS, INCLUDING INVESTMENT FOR FUNDS

                   AWAITING INVESTMENT AND DEFAULT INVESTMENT


In accordance with Section 4.04 of the Trust Agreement, the Investment Fiduciary hereby directs that the assets of the Trust shall be invested in the following investments*:

____________MainStay Money Market Fund (Class A)
____________MainStay High Yield Corporate Bond Fund (Class A)
____________PIMCO Total Return Fund (Administrative Class)
____________Franklin Balance Sheet Investment Fund
____________Janus Balanced Fund
____________MainStay Equity Index Fund (Class A)
____________Baron Asset Fund
____________Fidelity Advisors Growth Opportunities Fund (Class T)
____________Janus Worldwide Fund


     *   The direction by the  Investment  Fiduciary to direct the assets of the
         Trust  in  the   above-enumerated   funds   shall   continue  to  apply
         notwithstanding any subsequent changes to names of such funds.



In accordance with Section 4.08 of the Trust Agreement, absent receipt by the Trustee of a direction from the proper person(s) for the investment or reinvestment of Trust assets, the Trustee shall cause such assets to be invested in the MainStay Money Market Fund (Class A).

                                   SCHEDULE C

                          VOTING OF EMPLOYER SECURITIES

                                       N/A

                                   SCHEDULE D

                               EXISTING GICs/GACs



In accordance with Section 6.01(a) of the Trust Agreement, the Trustee is hereby directed to continue to hold the following guaranteed insurance contracts and/or guaranteed annuity contracts until such time as the Trustee is directed otherwise by the person(s) authorized to direct such action under Article IV of the Trust Agreement: N/A

                                   SCHEDULE E

                           TRUSTEE'S FEES AND EXPENSES

                              AND ALLOCATION METHOD



In accordance with Section 8.01 of the Trust Agreement, the Sponsor agrees to pay the Trustee, as compensation, the Trust's prorata portion of any credit and/or interest on aggregate cash balances the Trustee has on deposit with a third party bank with respect to funds awaiting investment or reinvestment in the case where such funds are received by the Trustee on any day after the close of the New York Stock Exchange or with respect to funds pending distribution from the Trust, and the following additional amounts:

Trustee Fees:  $3,000 per annum (included in NYLBSI's fees)



Other Fees and Expenses of the Trustee:  None



Fees and Expenses of the Trustee's Agent(s):  None